                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule subsection 240, 14a-12

                            CT COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                  CT COMMUNICATIONS, INC.
                  68 Cabarrus Avenue East
                  Post Office Box 227
                  Concord, NC 28026-0227

                  (704) 722-2500

                  April 2, 2001

[CT Communications, Inc. Logo]

                  Dear Shareholder:

                        You are cordially invited to attend the Annual Meeting
                  of Shareholders of CT Communications, Inc. to be held at 9:00 a.m. local time, on Thursday, April 26, 2001, at our Customer Care Center located at 2000 Progress Place, Northeast, Concord, North Carolina. In addition to the matters to be voted on, I will be pleased to report on the affairs of the Company.

                        We look forward to greeting personally those
                  shareholders who are able to be present at the meeting. However, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to complete the enclosed proxy card and return it promptly in the envelope provided.

                  Very truly yours,

                  /s/ Michael R. Coltrane

                  Michael R. Coltrane
                  President and Chief Executive Officer

                            CT COMMUNICATIONS, INC.
                            68 CABARRUS AVENUE EAST
                         CONCORD, NORTH CAROLINA 28025

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of CT Communications, Inc., a North Carolina corporation, will be held at our Customer Care Center, located at 2000 Progress Place, Northeast, Concord, North Carolina on Thursday, April 26, 2001, at 9:00 a.m., local time, for the following purposes:

         1. To elect three Directors to the Board of Directors for a three-year term expiring in 2004;

         2. To consider and vote upon a proposal to approve the Company's 2001 Stock Incentive Plan;

         3. To consider and vote upon a proposal to approve the Company's 2001 Employee Stock Purchase Plan;

         4. To ratify the action of the Board of Directors in the appointment of KPMG LLP as independent public accountants of the Company for the 2001 fiscal year; and

         5. To transact any other business properly brought before the meeting or any adjournment or postponement thereof.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOUR PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     March 20, 2001 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete and return the accompanying proxy promptly, so that your shares may be represented and voted at the Annual Meeting. A return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors,

                                          /s/ Barry R. Rubens

                                          Barry R. Rubens
                                          Secretary

April 2, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
    Background Information..................................    1
    Purpose of Proxy Statement..............................    1
    Business to be Transacted...............................    1
    Board of Directors Recommendation for Voting on the
      Proposals.............................................    1
    Who May Vote............................................    1
    How to Vote.............................................    2
    Quorum to Transact Business.............................    2
    Voting of Shares by Proxy...............................    2
    Revocation of Proxy.....................................    2
    Vote Necessary for Action...............................    2
    Duplicate Proxy Statements and Cards....................    3
    Other Business..........................................    3
    Expenses of Solicitation................................    3
PROPOSAL 1: ELECTION OF DIRECTORS...........................    3
    Staggered Board of Directors............................    3
    Compensation of Directors...............................    5
    Attendance of Directors.................................    5
    Committees of the Board of Directors....................    5
EXECUTIVE COMPENSATION......................................    7
    Summary Compensation Table..............................    7
    Option Grants...........................................    8
    Aggregate Option Exercises and Fiscal Year-End Values...    9
    Long-Term Incentive Plan Awards.........................    9
    Pension Plan............................................   10
    SERP....................................................   10
    Management Agreements...................................   11
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................   13
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................   15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   15
AUDIT COMMITTEE REPORT......................................   15
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   15
PERFORMANCE GRAPH...........................................   16
PROPOSAL 2: APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE
  PLAN......................................................   17
    Description of the Plan.................................   17
    Federal Income Tax Consequences.........................   20
PROPOSAL 3: APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK
  PURCHASE PLAN.............................................   23
    Description of the Plan.................................   23
    Federal Income Tax Consequences.........................   25
PROPOSAL 4: RATIFICATION OF INDEPENDENT PUBLIC
  ACCOUNTANTS...............................................   27
    Auditor Fee Information.................................   27
MANAGEMENT OWNERSHIP OF COMMON STOCK........................   28
PRINCIPAL SHAREHOLDERS......................................   30
SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY
  STATEMENT.................................................   30
OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S
  ANNUAL MEETING............................................   31
ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K.................   31
OTHER BUSINESS..............................................   31
APPENDIX A: AUDIT COMMITTEE CHARTER.........................  A-1
APPENDIX B: 2001 STOCK INCENTIVE PLAN.......................  B-1
APPENDIX C: 2001 EMPLOYEE STOCK PURCHASE PLAN...............  C-1

                            CT COMMUNICATIONS, INC.
                            68 CABARRUS AVENUE EAST
                         CONCORD, NORTH CAROLINA 28025
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001

BACKGROUND INFORMATION

     The principal executive offices of CT Communications, Inc., a North Carolina corporation, are located at 68 Cabarrus Avenue East, Concord, North Carolina 28025, and our telephone number is (704) 722-2500.

     The term "Company" (as well as the words "we," "us" and "our") refers to CT Communications, Inc. and its subsidiaries. References to "you" or "your" refer to our shareholders. The term "Common Stock" means our outstanding common stock.

PURPOSE OF PROXY STATEMENT

     This proxy statement contains information related to our Annual Meeting of Shareholders to be held on April 26, 2001 at 9:00 a.m., local time, at our Customer Care Center, located at 2000 Progress Place, Northeast, Concord, North Carolina, and any postponements or adjournments thereof. This proxy statement was prepared under the direction of our Board of Directors to solicit your proxy for voting at our Annual Meeting. This proxy statement, notice of Annual Meeting and proxy card have been mailed to shareholders on or about April 6, 2001.

BUSINESS TO BE TRANSACTED

     At the Annual Meeting, shareholders will vote on four items:

     (1) the election of three Directors for a three-year term expiring in 2004,

     (2) the proposal to approve the Company's 2001 Stock Incentive Plan,

     (3) the proposal to approve the Company's 2001 Employee Stock Purchase Plan, and

     (4) the ratification of the action of the Board of Directors in the appointment of KPMG LLP as independent public accountants of the Company for the 2001 fiscal year.

     No other items are scheduled to be voted upon.

BOARD OF DIRECTORS RECOMMENDATION FOR VOTING ON THE PROPOSALS

     The Board of Directors recommends a vote "FOR" each of the nominees for Director, "FOR" approval of the 2001 Stock Incentive Plan, "FOR" approval of the Company's 2001 Employee Stock Purchase Plan and "FOR" the appointment of KPMG LLP as our independent public accountants for the 2001 fiscal year.

WHO MAY VOTE

     Shareholders owning Common Stock as of the close of business on March 20, 2001 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment of the meeting. Each shareholder has one vote per share on all matters to be voted upon at the meeting.

HOW TO VOTE

     Shareholders may vote

     - In person, or

     - By signing and dating the proxy card and returning it in the enclosed prepaid envelope.

QUORUM TO TRANSACT BUSINESS

     A "quorum" to transact business is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Common Stock. As of the Record Date, 18,867,555 shares of Common Stock were issued and outstanding, which is the only class of securities entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. If you attend in person and indicate your presence, or mail in a properly executed proxy card, your shares will be counted toward a quorum.

VOTING OF SHARES BY PROXY

     If you have submitted a properly executed proxy through the mail and a quorum is established, your shares will be voted as you indicate. However, if you sign, date and return your proxy card, but do not mark it, your shares will be voted:

     - "FOR" PROPOSAL 1 TO ELECT THE NOMINEES FOR DIRECTOR

     - "FOR" PROPOSAL 2 TO APPROVE THE COMPANY'S 2001 STOCK INCENTIVE PLAN

     - "FOR" PROPOSAL 3 TO APPROVE THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE
       PLAN

     - "FOR" PROPOSAL 4 TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE 2001 FISCAL YEAR

     If you sign and date your proxy card and withhold voting for any or all of the nominated Directors (as explained on the proxy card) or abstain regarding approval of the 2001 Stock Incentive Plan, approval of the 2001 Employee Stock Purchase Plan or the ratification of KPMG LLP, your vote will be recorded as being withheld or as an abstention, but it will have no effect on the outcome of the vote. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") will be counted for purposes of determining a quorum, but will not affect the outcome of the vote.

REVOCATION OF PROXY

     If you later decide to revoke or change your proxy, you may do so by

     - sending a written statement to that effect to the Secretary of the Company, or

     - submitting a properly signed proxy card with a later date, or

     - voting in person at the Annual Meeting.

VOTE NECESSARY FOR ACTION

     Directors are elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting. This means that the Director nominees receiving the most affirmative votes are elected, up to the maximum number of Directors to be chosen at the Annual Meeting. The approval of the 2001 Stock Incentive Plan, the approval of the 2001 Employee Stock Purchase Plan and the ratification of the appointment of KPMG LLP as our independent public accountants for 2001 require an affirmative vote of a majority of the shares voted at the Annual Meeting. Unless otherwise required by applicable law or the Articles of Incorporation or Bylaws of the Company, the affirmative vote of a majority of the shares voted at the Annual Meeting is required to decide any other matter submitted to a shareholder vote.

DUPLICATE PROXY STATEMENTS AND CARDS

     You may receive more than one proxy statement, proxy card or Annual Report. This duplication will occur if you have shares registered in different names or your shares are in more than one type of account maintained by First Union National Bank, our transfer agent. To have all your shares voted, please sign, date and return all proxy cards.

OTHER BUSINESS

     We know of no other matters to be presented for shareholder action at the Annual Meeting. If other matters are properly presented at the meeting, your signed and dated proxy card gives authority to Michael R. Nash and Barry R. Rubens to vote your shares in accordance with the recommendations of the Board of Directors, unless you appoint a substitute to vote your shares.

EXPENSES OF SOLICITATION

     We pay the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, or by telephone or other means, by our officers and employees without additional compensation. We pay all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

                            ------------------------

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS
                            ------------------------

STAGGERED BOARD OF DIRECTORS

     Our Articles of Incorporation and Bylaws provide that the Board of Directors will consist of at least six but not more than nine members. The exact number of Directors is determined by the affirmative vote of a majority of the members of the Board of Directors. The number of Directors is currently fixed at nine. The Directors are divided into three classes having staggered three-year terms.

     The Board has nominated for election the current members of the Board of Directors whose terms expire at the Annual Meeting. It is intended that the persons named in the accompanying proxy will vote to elect the three nominees listed below unless authority to vote is withheld. The nominees will serve until the annual meeting of shareholders to be held in 2004 or until an earlier resignation or retirement or until a successor is elected and qualifies to serve. Our Bylaws require any Director to own directly at least five shares of Common Stock, and all nominees qualify under our Bylaws.

     We expect that each of the nominees will be available for election. However, if a vacancy in the slate of nominees is caused by death or other unexpected occurrence, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee selected by the persons named in the proxy.

     Directors will be elected by a plurality of the votes cast so long as a quorum is present at the Annual Meeting. Unless otherwise indicated, properly executed proxies will be voted to elect the nominees for Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

  Nominees for Terms Expiring in 2004.

     John R. Boger, Jr. -- Age 71. Director. Mr. Boger became a Director in 1978. Since 1961, Mr. Boger has been an attorney with the firm of Williams, Boger, Grady, Davis and Tuttle, P.A., Concord, North Carolina. He became of counsel with the firm in 1999 in connection with his retirement as a shareholder of the firm.

Mr. Boger was a director of Carolina First BancShares, Inc. from 1992 until 1999. He is Chairman of the Compensation Committee and a member of the Audit Committee.

     William A. Coley -- Age 57. Director. Mr. Coley became a Director on January 28, 1999. He has been President of Duke Power, a division of Duke Energy Corporation, an electric and natural gas utility headquartered in Charlotte, North Carolina, since 1997. Mr. Coley was the President -- Associated Enterprises Group of Duke Power from 1994 to 1997 and prior to that he was the Executive Vice President -- Customer Group of Duke Power. Mr. Coley is a director of Duke Energy Corporation and of SouthTrust Corporation. He is a member of the Corporate Governance Committee.

     Tom E. Smith -- Age 59. Director. Mr. Smith became a Director on October 26, 2000 when he replaced retiring Director, Ben F. Mynatt. Mr. Smith retired as President, Chief Executive Officer and Chairman of the Board of Food Lion, Inc. in 1999. Mr. Smith held the position of President of Food Lion, Inc. since 1981, the position of Chief Executive Officer since 1986 and Chairman of the Board since 1990. He is a member of the Compensation Committee.

  Continuing Directors with Terms Expiring in 2003.

     Michael R. Coltrane -- Age 54. President, Chief Executive Officer, Director. Mr. Coltrane became a Director in 1988. Prior to joining us in 1988, Mr. Coltrane served as Executive Vice President of First Charter National Bank for more than six years and as Vice President of a large regional bank for more than 10 years. Mr. Coltrane is Vice Chairman of Maxcom Telecomunicaciones, S.A. de C.V., a director of the general partner of Palmetto MobileNet, L.P., a director of Northeast Medical Center, Vice Chairman of First Charter Corporation, the parent company of First Charter National Bank and Chairman of the United States Telecom Association. Mr. Coltrane is the son of L.D. Coltrane, III.

     Samuel E. Leftwich -- Age 70. Director. Mr. Leftwich became a Director in 1996. He was the Chairman of Central Telephone Company, a subsidiary of Centel Corporation, from 1990 until he retired in 1993 and served as its President from 1986 until 1990. He is a member of the Corporate Governance Committee and the Compensation Committee.

     Jerry H. McClellan -- Age 70. Director. Mr. McClellan became a Director in 1984. Mr. McClellan had been employed by the Company from 1949 until 1996, when he retired as Executive Vice President and General Plant Manager. He became Executive Vice President in 1985. He is a member of the Corporate Governance Committee.

  Continuing Directors with Terms Expiring in 2002.

     O. Charlie Chewning, Jr. -- Age 65. Director. Mr. Chewning became a Director in 1996. Mr. Chewning was the Senior Partner of the North and South Carolina offices of the accounting firm of Deloitte & Touche LLP, Charlotte, North Carolina from 1993 until he retired in 1994. Prior to that, he was the Office Managing Partner for the Charlotte office of Deloitte & Touche LLP. In 1998, Mr. Chewning became a member of the North Carolina State Board of Certified Public Accountant Examiners. From 1995 to 1998, Mr. Chewning was a director of the North Carolina Association of Certified Public Accountants. He is a member of the Audit Committee and the Chairman of the Corporate Governance Committee.

     L.D. Coltrane, III -- Age 82. Chairman of the Board. Mr. Coltrane became a Director in 1965. Mr. Coltrane became President and Chairman of the Board of the Company in 1986. He retired as President in 1988. He is the father of Michael R. Coltrane.

     Phil W. Widenhouse -- Age 76. Director. Mr. Widenhouse became a Director in 1952. Mr. Widenhouse had been employed by the Company from 1949 until 1992, when he retired as Executive Vice President. Mr. Widenhouse became Executive Vice President in 1971 and was Treasurer from 1973 to 1990. He is Chairman of the Audit Committee and a member of the Compensation Committee.

COMPENSATION OF DIRECTORS

     During 2000, each Director who is not employed by the Company or its subsidiaries (a "non-employee Director") was paid an annual retainer of $12,000. The annual retainer was paid in the form of Common Stock.

     Each Director received $750 for each meeting of the Board of Directors attended. Committee chairmen were paid $600 per committee meeting attended and committee members were paid $500 per committee meeting attended. For meetings of the Board of Directors by telephone conference call, Directors were paid $100 per call. For committee meetings by telephone conference call, committee chairmen and committee members were paid $50 per call. Meeting attendance fees were paid in cash, unless otherwise elected by the Director, as described below. Directors also received an annual grant of shares of Common Stock having a fair market value of $5,000, which was fully vested on the date of grant.

     During 2001, non-employee Directors will receive an annual retainer of $12,000 to be paid in the form of Common Stock. Each Director will receive $1,000 for each meeting of the Board of Directors attended. Committee chairmen will receive $600 per committee meeting attended and committee members will receive $500 per committee meeting attended. For meetings of the Board of Directors by telephone conference call, Directors will receive $500 per call. For committee meetings by telephone conference call, committee chairmen will receive $300 per call and committee members will receive $250 per call. Each Director will be provided with an annual stock option grant with a value of $5,000 (based on Black Scholes). New Directors will be granted a one-time stock option with a value of $10,000 (based on Black Scholes). For 2001, employee Directors will continue to receive no additional compensation for serving as Directors.

     Our 1996 Director Compensation Plan (the "Director Plan") reserves 90,000 shares of Common Stock for issuance to non-employee Directors who elect to receive part or all of their compensation in Common Stock instead of cash. Under the Director Plan, dollar values for the retainer and any accumulated meeting fees are added together, and this amount is converted to a number of shares of Common Stock based on the fair market value at the time of the meetings. Payments in Common Stock are made annually following the election of Directors. Any fractional shares are rounded up to the next whole share when issued.

     The Company pays L.D. Coltrane, III, $50,000 annually in connection with services he provides to the Company. In 2000, the Company provided additional compensation to Mr. Coltrane of $1,632 in matching contributions under the Company's employee savings plan.

ATTENDANCE OF DIRECTORS

     During 2000, the Board of Directors held 11 meetings. Each Director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served, which meetings were held when he was a Director.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established Corporate Governance, Audit and Compensation Committees, each with specific duties. The following table lists the members of each Committee. A description of the duties of each Committee follows the table.

                                            CORPORATE           AUDIT     COMPENSATION
NAME                                   GOVERNANCE COMMITTEE   COMMITTEE    COMMITTEE
----                                   --------------------   ---------   ------------
John R. Boger, Jr....................                             X            CH
O.C. Chewning, Jr....................           CH                X
William A. Coley.....................            X
S.E. Leftwich........................            X                              X
Jerry H. McClellan...................            X
Tom E. Smith.........................                                           X
Phil W. Widenhouse...................                            CH             X

        -----------------------

        "CH" denotes Chairman of the Committee.

     Corporate Governance Committee. The Corporate Governance Committee, composed of non-employee Directors, considers and recommends nominees for membership on the Board of Directors and may consider written nominations of candidates for election to the Board of Directors properly submitted by our shareholders to the Secretary of the Company. The Corporate Governance Committee also

     - provides oversight of and evaluates issues of corporate governance,

     - establishes and reviews procedures used in conducting the business of the Board,

     - recommends the functions and duties of committees of the Board,

     - recommends processes for and provides oversight of the assessment of Board performance, and

     - reviews and considers the Company's position and practices regarding significant issues of corporate public responsibility.

     The Corporate Governance Committee met three times during 2000.

     Audit Committee. The Audit Committee consists of non-employee Directors who are independent of management and the Company. The Audit Committee

     - provides oversight of the Company's accounting, auditing and financial reporting practices,

     - recommends to the Board of Directors the firm to be appointed as the Company's independent auditors,

     - reviews auditor independence, and

     - provides oversight of the adequacy of the Company's system of internal controls.

     The Audit Committee met six times during 2000.

     Compensation Committee. The Compensation Committee is composed of non-employee Directors. The Compensation Committee

     - annually reviews and approves all executive officers' salaries, including base salaries, target bonus levels, annual bonuses and long-term incentive awards to be paid to executive officers,

     - provides oversight with respect to an annual appraisal of the Chief Executive Officer,

     - establishes overall management compensation strategy,

     - provides oversight with respect to the Company's stock option and employee stock purchase plans and various compensation and benefit plans, and

     - nominates qualified persons to be executive officers of the Company.

     The Compensation Committee met six times during 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the cash and non-cash compensation paid or accrued during the periods indicated to the (i) Chief Executive Officer, (ii) three most highly compensated executive officers whose combined salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2000, and (iii) two former executive officers who would have been among the four most highly compensated executive officers but for the fact that they were not serving as an executive officer at December 31, 2000 (collectively, the "Named Executive Officers").

                                                                                      LONG-TERM
                                               ANNUAL COMPENSATION                   COMPENSATION
                                      --------------------------------------   ------------------------
                                                                                 AWARDS       PAYOUTS
                                                                               ----------   -----------
                                                                 OTHER         RESTRICTED
          NAME AND                                               ANNUAL          STOCK         LTIP          ALL OTHER
    PRINCIPAL POSITION(S)      YEAR    SALARY     BONUS     COMPENSATION (1)   AWARDS (2)   PAYOUTS (3)   COMPENSATION (4)
    ---------------------      ----   --------   --------   ----------------   ----------   -----------   ----------------
Michael R. Coltrane..........  2000   $255,000   $ 43,911       $    --         $21,609      $191,726         $23,399
  President and Chief          1999    240,000    117,105            --          38,545       608,129          22,903
  Executive Officer            1998    225,000     34,879            --          17,400       401,137          22,990
Michael R. Nash (5)..........  2000    182,000     21,858            --          10,751        46,400          20,672
  Senior Vice President,       1999    165,167     46,014        21,500          23,007        79,598          10,184
  Chief Operating Officer      1998         --         --            --              --            --              --
  and Assistant Secretary
Barry R. Rubens..............  2000    186,000     22,328            --          10,997        71,135          25,809
  Senior Vice President        1999    177,000     46,500        24,080          23,248       241,329          15,847
  Chief Financial Officer,     1998    168,000     16,800            --           8,400       169,447          15,087
  Secretary and Treasurer
Amy M. Justis (6)............  2000    120,000     11,136            --           5,060         7,994           4,226
  Vice President Finance       1999     30,520      5,003            --           2,466         4,827              --
                               1998         --         --            --              --            --              --
Thomas A. Norman (7).........  2000    100,052     70,049            --              --       313,650          22,438
  Former Senior Vice           1999    174,256    100,000            --              --       190,492          25,065
  President and                1998    151,915     18,510            --              --       159,506          16,047
  Assistant Secretary
Catherine A. Duda (8)........  2000    158,000     18,973        17,700              --        23,794          52,318
  Former Senior Vice           1999    151,000     39,677        23,900          19,826       206,076           8,082
  President and                1998    137,672     14,510        17,400           7,240       137,708          10,019
  Assistant Secretary

---------------

(1) The amounts shown include (i) a general perquisite payment (Mr.
    Nash -- $15,000 in 1999; Mr. Rubens -- $17,580 in 1999; and Ms.
    Duda -- $17,700 in 2000 and $17,400 in each of 1999 and 1998); and (ii)
    professional tax preparation assistance (Mr. Nash -- $6,500 in 1999; Mr. Rubens -- $6,500 in 1999; and Ms. Duda -- $6,500 in 1999).
(2) Represents the value of shares of restricted Common Stock awarded pursuant to the Company's annual incentive plan. The value of such restricted stock awards is based on the closing price of the Common Stock on The Nasdaq Stock Market on the date of grant. Such shares of restricted stock vest one year from the date of grant, and recipients are entitled to receive any cash dividends paid prior to the vesting of such shares. The number and value of the aggregate restricted stock holdings of the Named Executive Officers as of December 31, 2000 (including awards made pursuant to the Company's long-term incentive plan) were as follows: Mr. Coltrane -- 30,434 shares ($427,978); Mr. Nash -- 11,522 shares ($162,028); Mr. Rubens -- 23,158 shares ($325,659); Ms. Justis -- 134 shares ($1,884); Mr. Norman -- 0 shares ($0); and Ms. Duda -- 0 shares ($0).
(3) The amounts shown represent the aggregate cash value of awards made pursuant to the Company's long-term incentive plan. Such awards consist of a combination of cash, shares of restricted and unrestricted Common Stock and options exercisable for Common Stock. The amounts shown for 2000 consist of
    (i) cash (Mr. Coltrane -- $36,478; Mr. Nash -- $8,832; Mr.
    Rubens -- $13,547; Ms. Justis -- $1,537; Mr. Norman -- $62,730; and Ms.
    Duda -- $11,503); (ii) shares of restricted stock (Mr. Coltrane -- 2,549 shares ($43,333); Mr. Nash -- 617 shares ($10,489); Mr. Rubens -- 945 shares ($16,065); Ms. Justis -- 106 shares ($1,802); Mr. Norman -- 2,403 shares
    ($62,730); and Ms. Duda -- 0 shares

    ($0)); (iii) shares of unrestricted stock (Mr. Coltrane -- 2,294 shares ($38,998); Mr. Nash -- 555 shares ($9,435); Mr. Rubens -- 851 shares
    ($14,467); Ms. Justis -- 95 shares ($1,615); Mr. Norman -- 2,163 shares
    ($62,730); and Ms. Duda -- 723 shares ($12,291)); and (iv) options (Mr.
    Coltrane -- 11,993 options ($72,917); Mr. Nash -- 2,902 options ($17,644);
    Mr. Rubens -- 4,450 options ($27,056); Ms. Justis -- 500 options ($3,040);
    Mr. Norman -- 10,275 options ($125,460); and Ms. Duda -- 0 options ($0)). Such shares of restricted and unrestricted Common Stock were valued based on the closing price of the Common Stock on The Nasdaq Stock Market on the date of grant. Such options were valued based on Black Scholes. The shares of restricted Common Stock generally vest one year from the date of grant. See "-- Long-Term Incentive Plan Awards," "-- Management Agreements -- 2000 Norman Employment Agreement" and "-- Management Agreements -- Duda Severance Agreement and Release."
(4) The amounts shown for 2000 include (i) matching contributions made by the Company to our employee savings plan on behalf of each Named Executive Officer (Mr. Coltrane -- $6,086; Mr. Nash -- $5,511; Mr. Rubens -- $6,086; Ms. Justis -- $1,890; Mr. Norman -- $2,192; and Ms. Duda -- $3,936); (ii)
    contributions made by the Company to term life insurance plans (Mr.
    Coltrane -- $11,760; Mr. Nash -- $11,279; Mr. Rubens -- $11,511; Ms.
    Justis -- $1,642; Mr. Norman -- $16,169; and Ms. Duda -- $7,245); and (iii)
    contributions made by the Company for supplemental disability insurance (Mr. Coltrane -- $5,553 ; Mr. Nash -- $3,882; Mr. Rubens -- $8,212; Ms.
    Justis -- $694; Mr. Norman -- $4,077; and Ms. Duda -- $1,637). The amount shown for Ms. Duda also includes $39,500 paid to Ms. Duda under a Severance Agreement and Release entered into by the Company and Ms. Duda in connection with her resignation on December 31, 2000, including payments made from January 1, 2001 through March 31, 2001. See "-- Management
    Agreements -- Duda Severance Agreement and Release."
(5) Mr. Nash became an employee of the Company on December 28, 1998.
(6) Ms. Justis became an employee of the Company on September 27, 1999.
(7) Mr. Norman resigned as Senior Vice President and Assistant Secretary on March 15, 2000. He retired from the Company on September 15, 2000. See
    "-- Management Agreements -- 2000 Norman Employment Agreement."
(8) Ms. Duda resigned as Senior Vice President and Assistant Secretary on December 31, 2000. See "--Management Agreements -- Duda Severance Agreement and Release."

OPTION GRANTS

     The following table sets forth information concerning options granted to the Named Executive Officers during 2000.

                            OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS (1)
                               ---------------------------------------------------     POTENTIAL REALIZED VALUE
                               NUMBER OF      PERCENT OF                               AT ASSUMED ANNUAL RATES
                               SECURITIES   TOTAL OPTIONS                            OF STOCK PRICE APPRECIATION
                               UNDERLYING      GRANTED                                     FOR OPTION TERM
                                OPTIONS      TO EMPLOYEES    EXERCISE   EXPIRATION   ----------------------------
            NAME                GRANTED     IN FISCAL YEAR    PRICE        DATE          5%              10%
            ----               ----------   --------------   --------   ----------   -----------    -------------
Michael R. Coltrane..........    28,252         10.1%         $29.13    2/18/2010      $517,581       $1,311,637
Michael R. Nash..............     3,696           1.3          29.13    2/18/2010        67,722          171,605
Barry R. Rubens..............    11,216           4.0          29.13    2/18/2010       205,487          520,728
Amy M. Justis................       224           0.1          29.13    2/18/2010         4,117           10,417
Thomas A. Norman.............    10,275           3.7          29.00    4/12/2010       187,408          474,913
Catherine A. Duda............     9,568           3.4          29.13    2/18/2010       175,296          444,219

---------------

(1) All options granted in 2000 were granted under the Company's Omnibus Stock Compensation Plan as part of the Company's long-term incentive plan and generally vest at the rate of 25% per year over four years, based on the date of grant. Such options have an exercise price equal to 100% of the fair market value of such shares on the date of grant. See "-- Management Agreements -- 2000 Norman Employment Agreement" and "-- Management Agreements -- Duda Severance Agreement and Release."

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information for each Named Executive Officer concerning the exercise of options during fiscal year 2000, the number of securities underlying unexercised options at the 2000 year-end and the 2000 year-end value of all unexercised options held by such individuals.

                       AGGREGATE OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                 SHARES                        OPTIONS AT FISCAL             THE-MONEY OPTIONS
                                ACQUIRED                           YEAR-END               AT FISCAL YEAR-END (2)
                                   ON         VALUE       ---------------------------   ---------------------------
             NAME               EXERCISE   REALIZED (1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               --------   ------------   -----------   -------------   -----------   -------------
Michael R. Coltrane...........    2,000      $ 31,540       61,572         58,388        $261,764        $28,972
Michael R. Nash...............       --            --           --          3,696              --             --
Barry R. Rubens...............    7,200       118,584       30,176         23,814         132,090         13,175
Amy M. Justis.................       --            --           --            224              --             --
Thomas A. Norman..............   32,666       640,972       30,531             --          13,083             --
Catherine A. Duda.............       --            --        9,614         18,400          33,735          5,060

---------------

(1) Represents the difference between the exercise price and the closing price of the Common Stock on The Nasdaq Stock Market on the date of exercise.
(2) Represents the difference between the exercise price and the closing price of the Common Stock on The Nasdaq Stock Market on December 31, 2000.

LONG-TERM INCENTIVE PLAN AWARDS

     The following table sets forth information concerning awards granted to the Named Executive Officers during 2000 under the Company's long-term incentive plan.

             LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                                           PERFORMANCE OR
                                                            OTHER PERIOD    ESTIMATED FUTURE PAYOUTS UNDER
                                           NUMBER OF           UNTIL        NON-STOCK PRICE-BASED PLANS (1)
                                        SHARES, UNITS OR     MATURATION     -------------------------------
                 NAME                     OTHER RIGHTS       OR PAYOUT      THRESHOLD    TARGET    MAXIMUM
                 ----                   ----------------   --------------   ---------   --------   --------
Michael R. Coltrane...................        N/A            12/31/2002      $89,250    $382,500   $816,000
Michael R. Nash.......................        N/A            12/31/2002       27,300     127,400    327,600
Barry R. Rubens.......................        N/A            12/31/2002       27,900     130,200    334,800
Amy M. Justis.........................        N/A            12/31/2002        9,600      42,000     72,000
Thomas A. Norman (2)..................         --                    --           --          --         --
Catherine A. Duda (3).................         --                    --           --          --         --

---------------

(1) At the end of the performance period, the Named Executive Officer will be entitled to receive a payout award ranging from 0% to 320% of the Named Executive Officer's annualized base salary as of December 31, 2002, based upon the Company meeting certain performance measures for operating revenue, total shareholder return and operating EBITDA for the performance period. The payout award consists of 30% cash, 30% restricted stock and 40% stock options. The price used to calculate the number of shares of restricted stock issued is 90% of the average of the closing price of the Common Stock on The Nasdaq Stock Market for all trading days in the month of January after the plan year. The price used to calculate the number of stock options issued is the Black Scholes value of the average closing price of the Common Stock on The Nasdaq Stock Market for all trading days in the month of January after the plan year. The restricted stock vests two years from the date of grant, and the options vest at the rate of 25% per year over four years, based on the date of grant. The estimated future payouts are based on the annualized base salary of each Named Executive Officer as of December 31, 2000 since the annualized base salaries as of December 31, 2002 are not presently determinable.

(2) Mr. Norman retired from the Company on September 15, 2000. Mr. Norman is not eligible to participate in the Company's long-term incentive plan for the performance period ending December 31, 2002.
(3) Ms. Duda resigned from the Company on December 31, 2000. Ms. Duda is not eligible to participate in the Company's long-term incentive plan for the performance period ending December 31, 2002.

PENSION PLAN

     We have a non-contributory pension plan, the Pension Plan of The Concord Telephone Company (the "Pension Plan"), which applies to all employees, including executive officers, who have completed one year of service and attained age 21. The amount of annual benefit to be paid in monthly installments for life, based on service to normal retirement date and straight life annuity, is the sum of (i) 1.1% of average compensation multiplied by creditable service not in excess of 40 years, plus (ii) .65% of average compensation in excess of covered compensation multiplied by creditable service not in excess of 35 years. Covered compensation is determined from Internal Revenue Service tables published annually. Payments under the Pension Plan are not offset by Social Security.

                              PENSION PLAN TABLE*

                                    ESTIMATED ANNUAL BENEFITS PAYABLE UPON RETIREMENT
                                        WITH YEARS OF CREDITABLE SERVICE INDICATED
                           --------------------------------------------------------------------
5-YEAR AVERAGE ANNUAL PAY     15          20          25          30          35          40
-------------------------  --------    --------    --------    --------    --------    --------
$125,000.................  $ 29,390    $ 39,187    $ 48,984    $ 58,781    $ 68,577    $ 75,452
 150,000.................    35,953      47,937      59,921      71,906      83,890      92,140
 175,000.................    42,515      56,687      70,859      85,031      99,202     108,827
 200,000.................    49,078      65,437      81,796      98,156     114,515     125,515
 225,000.................    55,640      74,187      92,734     111,281     129,827     142,202
 250,000.................    62,203      82,937     103,671     124,406     145,140     158,890
 300,000.................    75,328     100,437     125,546     150,656     175,765     192,265
 400,000.................   101,578     135,437     169,296     203,156     237,015     259,015
 450,000.................   114,703     152,937     191,171     229,406     267,640     292,390
 500,000.................   127,828     170,437     213,046     255,656     298,265     325,765

---------------

* Assuming a normal retirement date of December 31, 2000.

     As of December 31, 2000, the credited years of service and compensation covered by the Pension Plan for each Named Executive Officer was as follows: Mr. Coltrane -- 12 years ($160,000); Mr. Nash -- 2 years ($165,000); Mr. Rubens -- 8 years ($160,000); Ms. Justis -- 1 year ($126,000); Mr. Norman -- 5 years ($156,495); and Ms. Duda -- 5 years ($149,516). Under the terms of the Pension Plan, Mr. Nash and Ms. Justis will not have any vested benefits until each of them attains five years of service with the Company. When he retired from the Company on September 15, 2000, Mr. Norman became entitled to an annual pension of approximately $12,132 when he attains age 65. Upon her resignation from the Company on December 31, 2000, Ms. Duda became entitled to an annual pension of approximately $10,788 when she attains age 65.

     In addition, as of December 31, 2000, the benefits allocated under our Supplemental Executive Retirement Plan ("SERP") for the participating Named Executive Officers was as follows: Mr. Coltrane -- $311,352 and Mr. Rubens $15,225. See "-- SERP" below.

SERP

     The Company's SERP provides additional benefits for key executive employees. For 2000, those executive employees included Mr. Coltrane and Mr. Rubens. The SERP is intended to provide an aggregate income replacement ratio of up to 60% of such employee's pre-retirement average compensation when taking into account our Pension Plan and Social Security.

MANAGEMENT AGREEMENTS

     Change in Control Agreements. The Company has Change in Control Agreements with Michael R. Coltrane, Michael R. Nash, Barry R. Rubens and Amy M. Justis. These agreements provide that if there is a "change in control" of the Company, as defined in the agreements, and the employment of the employee is terminated other than for cause or the employment is terminated by the employee for good reason, within two years following the change in control, the employee would be entitled to receive a severance payment and benefits.

     Pursuant to the Change in Control Agreements of Messrs. Coltrane and Rubens, in the event of such termination following a change in control, Messrs. Coltrane and Rubens would continue to be compensated by the Company in monthly installments for a period of 35 months following such termination. This compensation would consist of (i) the employee's annual base salary, in effect immediately preceding the change in control plus (ii) an annual bonus equal to the average bonus (calculated as a percentage of base salary, without regard to vesting schedules or restrictions on the bonus compensation and converting all post-employment payments in stock and stock options to a cash present value) paid by the Company for each one-year performance period to the employee for the three most recent fiscal years ending prior to such change in control, pursuant to the Company's incentive and bonus plans, or if the relevant bonus program has not existed for three years preceding the change in control, an amount equal to the estimated average bonus as calculated by the Company's independent auditors. In lieu of receiving installment payments, the employee may elect to be paid the present value of such compensation in a lump sum within 30 days of termination of employment under circumstances entitling the employee to compensation thereunder.

     Messrs. Coltrane and Rubens also would be entitled upon such termination of employment following a change in control to maintain for the 35-month period following termination, employee medical insurance, participation in all qualified retirements plans, including the Company's pension plan and salary-reduction defined contribution plan, employee life insurance and short and long-term disability insurance. Upon termination of employment, Messrs. Coltrane and Rubens would become immediately vested in all stock options and shares of restricted stock previously granted to him by the Company. Any accrued but ungranted stock options or restricted stock would also become fully vested.

     Pursuant to the Change in Control Agreements of Mr. Nash and Ms. Justis, in the event of such termination following a change in control, Mr. Nash and Ms. Justis would continue to be compensated by the Company in monthly installments for a period of 12 months following such termination. This compensation would consist of (i) the employee's annual base salary, in effect immediately preceding the change in control plus (ii) an annual bonus equal to the average bonus (calculated as a percentage of base salary, without regard to vesting schedules or restrictions on the bonus compensation and converting all post-employment payments in stock and stock options to a cash present value) paid by the Company for each one-year performance period to the employee for the three most recent fiscal years ending prior to such change in control, pursuant to the Company's incentive and bonus plans, or if the relevant bonus program has not existed for three years preceding the change in control, an amount equal to the estimated average bonus as calculated by the Company's independent auditors. In lieu of receiving installment payments, the employee may elect to be paid the present value of such compensation in a lump sum within 30 days of termination of employment under circumstances entitling the employee to compensation thereunder.

     Mr. Nash and Ms. Justis also would be entitled upon such termination of employment following a change in control to maintain for the 12-month period following termination, employee medical insurance, participation in all qualified retirements plans, including the Company's pension plan and salary-reduction defined contribution plan, employee life insurance and short and long-term disability insurance. Upon termination of employment, Mr. Nash and Ms. Justis would become immediately vested in all stock options and shares of restricted stock previously granted to him or her by the Company. Any accrued but ungranted stock options or restricted stock would also become fully vested.

     Pursuant to each of the Change in Control Agreements, no payment made under a Change in Control Agreement is intended to be deemed an excess parachute payment as defined in the Internal Revenue Code Section 280G or any successor provision. The parties to the Change in Control Agreements have agreed that the present value of any payment under a Change in Control Agreement and any other payments to the employees in the nature of compensation, receipt of which is contingent on a change in control of the Company, and to which Code Section 280G or any successor provision applies, should not exceed an amount equal to one dollar less than the maximum amount that the employee may receive without becoming subject to the tax imposed by Internal Revenue Service Code Section 4999 or any successor provision or which the Company may pay without loss of deduction under Section 280G or any successor provision.

     The Company had Change in Control Agreements with both Mr. Norman and Ms. Duda. Mr. Norman's and Ms. Duda's Change in Control Agreements were terminated (except for certain surviving provisions relating to non-competition and confidentiality) in connection with Mr. Norman's retirement from the Company on September 15, 2000 and Ms. Duda's resignation from the Company on December 31, 2000.

     1998 Norman Employment Agreement. The Company had an Employment Agreement with Mr. Norman, dated as of September 10, 1998 (the "1998 Norman Agreement"), which was terminated pursuant to the terms of the 2000 Norman Agreement described below. Pursuant to the 1998 Norman Agreement, we employed Mr. Norman as a Senior Vice President, President of CT Global Telecommunications ("CTGT") and (on an interim basis) as Chief Executive Officer of Maxcom Telecomunicaciones, S.A. de C.V. For his service, Mr. Norman received (i) an annual base salary of $132,000 (increased to $185,000 so long as he remained the Chief Executive Officer of Maxcom), (ii) a foreign service premium of $2,000 per week for each calendar week that Mr. Norman worked at least four full days in Mexico (reduced to $1,000 per week so long as Mr. Norman remained the Chief Executive Officer of Maxcom), (iii) a one-time $25,000 signing bonus, and (iv) a one-time $100,000 bonus at such time as CTGT earned an equity incentive option under the operating agreement between CTGT and Maxcom. In lieu of participating in our long-term incentive bonus plan, Mr. Norman participated in the CTGT long-term incentive bonus program, based on the extent to which CTGT achieved the CTGT performance measures. Mr. Norman was eligible to receive an annual bonus based on the performance of Maxcom, in lieu of participating in our annual bonus plan. Mr. Norman received normal benefits under our various welfare benefit plans, except that he was reimbursed for 100% of his actual reasonable travel expenses on behalf of CTGT and living expenses incurred while in Mexico.

     2000 Norman Employment Agreement. In connection with his retirement, Mr. Norman and the Company entered into an Employment Agreement, dated as of April 18, 2000 (the "2000 Norman Agreement"), whereby Mr. Norman resigned his position as Senior Vice President of the Company and became an Executive Consultant to the Company for the period of March 15, 2000 through his retirement date of September 15, 2000. During his employment with the Company as Executive Consultant, the Company agreed (i) to pay Mr. Norman a base salary at a monthly rate of $11,833; and (ii) to permit Mr. Norman to continue to participate in pension and other retirement programs and other employee welfare programs. Mr. Norman did not participate in the 2000 annual incentive program bonus, long-term incentive plan bonus or other bonuses or executive compensation plan for 2000. Mr. Norman remained entitled to receive any vested annual incentive program bonus, long-term incentive plan bonus or other executive compensation plan pay earned or accrued by him for 1999. The 2000 Norman Agreement included various provisions in the event of his death, resignation or termination prior to September 15, 2000.

     Pursuant to the 2000 Norman Agreement, upon his retirement from the Company on September 15, 2000, Mr. Norman's salary and benefits ceased, except to the extent of any earned but unpaid base salary or any vested 401(k) or long-term incentive plan benefits with the Company. In exchange for the release of certain claims by Mr. Norman that he might have against the Company, the Company agreed to permit Mr. Norman to exercise all outstanding, non-lapsed options granted under compensation programs for all measurement and performance periods ending
(i) before January 1, 2000, within ninety (90) days of September 15, 2000 (subsequently extended by the Compensation Committee to within two years of September 15, 2000); and (ii) after December 31, 1999 pursuant to the grant documents. In addition, the Company agreed that all restrictions on Common Stock granted to Mr. Norman under any Company bonus program lapsed effective September 15, 2000.

     Duda Severance Agreement and Release. In connection with her resignation as Senior Vice President of the Company effective December 31, 2000, Ms. Duda and the Company entered into a Severance Agreement and Release, dated as of December 24, 2000 (the "Duda Severance Agreement"). Pursuant to the Duda Severance Agreement, the Company agreed (i) to pay Ms. Duda her base salary rate of $13,166.67 per month through March 31, 2001; (ii) to pay Ms. Duda her base salary rate of $13,166.67 per month effective April 1, 2001 for an additional six month period through September 30, 2001 or until Ms. Duda becomes employed, whichever is earlier; (iii) to pay Ms. Duda under the 2000 annual incentive program bonus for the period through December 31, 2000 and the vested portion of her bonus and other compensation under the Company's 1998-2000 long-term incentive plan for the period through December 31, 2001; (iv) to buy-back certain outstanding restricted shares of Common Stock at a cost of $20,412, and provide accelerated vesting, effective December 31, 2000, of 1,324 restricted shares of Common Stock; (v) to permit vesting effective December 31, 2001, of all outstanding, non-lapsed stock options previously granted by the Company originally scheduled to vest in 2001; (vi) to permit Ms. Duda to exercise all outstanding, non-lapsed vested stock options, within ninety (90) days of December 31, 2000; and (vii) to pay Ms. Duda a lump sum for all remaining earned but unused vacations days, as of December 31, 2000. In exchange for benefits conveyed under the terms of the Duda Severance Agreement, Ms. Duda agreed to the release of certain claims that she might have against the Company.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee approves all executive officer compensation and submits it to the Board of Directors for its information. Set forth below is a report of the Compensation Committee regarding executive compensation for 2000.

     Executive Compensation Policies and Program. Our executive compensation program is designed to:

     - Attract and retain qualified management,

     - Enhance short-term financial gains, and

     - Enhance long-term shareholder value and align interests with shareholders.

     The total compensation package for our executive officers includes cash and equity-based compensation. Annual compensation may consist of a base salary, an annual bonus, a long-term incentive bonus, grants of stock options and grants of restricted and unrestricted stock. Our policy is generally to provide base salary at approximately the 50th percentile paid to comparable executive officers, while focusing also on incentive compensation that is linked to our performance. We strive, however, to provide each executive officer with total annual cash compensation (base salary and bonus) in an amount that would be paid on the open market for a fully qualified officer of that position.

     Base Salaries. Generally, the Compensation Committee determines the level of base salary for the Chief Executive Officer and our other executive officers based on competitive norms derived primarily from reports of consultants that we retain for this purpose. Actual salary changes are based upon an evaluation of each individual's performance. In addition, with respect to each executive officer, including the Chief Executive Officer, the Compensation Committee considers the individual's performance, including that individual's total level of experience in the telecommunications industry, his or her record of performance and contribution to our success relative to his or her job responsibilities and his or her overall service to us. During 2000, the Compensation Committee maintained 2000 base salaries for our executive officers that were equal approximately to the 50th percentile paid to comparable executives, based on the information available to the Compensation Committee.

     Bonuses. The annual bonus is paid each year based on goals reviewed and approved by the Board of Directors. These goals fall generally into three categories: financial, operational and customer satisfaction. Financial and operational goals include targets for revenue, operating income, share price, access line additions, trouble clearance time and major account retention, and comprise 45% of the annual bonus award. Customer satisfaction goals take into account the results of new customer satisfaction surveys and comprise 55% of the annual bonus award.

     The Company also pays a long-term incentive bonus each year based on three-year goals reviewed and approved by the Board of Directors. The goals, in declining order of weight, are share price performance; revenue; earnings before interest, taxes, depreciation and amortization; and earnings per share. Each goal is evaluated over the three-year period preceding the date that the bonus is paid. Bonus payments are made using a combination of cash, unrestricted stock, restricted stock (having a one-year vesting period) and nonqualified stock options.

     Equity Based Compensation. Annual compensation for our executive officers also consists of restricted stock. This equity-based compensation is designed to be a long-term incentive for executive officers to enhance shareholder value. We maintain the CT Communications, Inc. Omnibus Stock Compensation Plan and the CT Communications, Inc. Restricted Stock Award Plan, pursuant to which we may grant restricted stock awards to key employees. The Compensation Committee administers these plans in its sole discretion, including the determination of the individuals to whom awards will be granted, the terms on which those awards are granted and the number of shares subject thereto. In general, when determining the key employees to whom awards shall be granted, the Compensation Committee considers an executive officer's relative job responsibilities and abilities to impact the financial and operating performance of the Company, the aggregate value of awards granted in relation to base salary and the relative position of the executive officer with the Company. When the Compensation Committee granted awards in 2000, it considered several factors, including the maximum aggregate number of awards to be granted under these plans in 2000, the cumulative amount outstanding and the aggregate number of awards to be granted as a percentage of total shares outstanding. The Board of Directors has approved the 2001 Stock Incentive Plan subject to shareholder approval, as part of the Company's equity based compensation.

     Other. In addition to the above forms of compensation, we also provide group term life insurance, group whole life insurance and short-term and long-term disability insurance. Executive officers generally participate in the non-contributory pension plan, as discussed under "Executive
Compensation -- Pension Plan." They also receive a perquisite package consisting of country club dues reimbursement, automobile allowance, tax preparation assistance and financial consulting.

     Compensation of Chief Executive Officer. Michael R. Coltrane's base salary is determined by the Compensation Committee after reviewing the salaries of top executives of comparable telecommunication companies, using the process previously described. The Compensation Committee targeted the total annual compensation for Mr. Coltrane in 2000 to be approximately the median for comparable executives, based on information available to the Compensation Committee. The Compensation Committee targeted Mr. Coltrane's base salary in 2000 for between the 35th to 40th percentile for comparable executives. Mr. Coltrane also participates in the annual bonus and long-term incentive bonus plans described above.

     Internal Revenue Code Limits on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. For 2000, none of our executive officers' compensation subject to the deductibility limits exceeded $1 million.

     Although the Compensation Committee intends that compensation paid by the Company to executive officers who may be subject to Section 162(m) will qualify as performance-based compensation, the Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in special circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and regulations thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

     Submitted by the Compensation Committee of the Board of Directors:

John R. Boger, Jr., Chairman                              S.E. Leftwich
Tom E. Smith                                              Phil W. Widenhouse

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     John R. Boger, Jr., S.E. Leftwich, Tom E. Smith and Phil W. Widenhouse served as members of the Compensation Committee during 2000. Mr. Smith became a member of the Compensation Committee in October 2000, replacing Ben F. Mynatt in connection with Mr. Mynatt's resignation from the Board of Directors. Mr. Widenhouse retired as Executive Vice President of the Company in 1992 and served in various capacities with the Company from 1949 to 1992. Mr. Boger is of counsel with the firm of Williams, Boger, Grady, Davis and Tuttle, P.A., Concord, North Carolina. During 2000, Mr. Boger received no compensation from the firm. The Company paid Williams, Boger, Grady, Davis and Tuttle, P.A. approximately $360 in fees and expenses for legal services rendered to the Company during 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company may from time to time have short-term loans outstanding with First Charter National Bank, Concord, North Carolina. First Charter National Bank is a wholly owned subsidiary of First Charter Corporation, which holds more than five percent of the outstanding shares of Common Stock. L.D. Coltrane, III is a member of the Advisory Board and a shareholder of First Charter Corporation. Michael R. Coltrane is Vice Chairman, a director and a shareholder of First Charter Corporation and a director of First Charter National Bank. The Company has an available line of credit of up to $5 million at First Charter National Bank, and at December 31, 2000, the Company had an outstanding loan balance under such line of credit of $5 million. Such loan bears interest at a rate calculated as the 30 day LIBOR rate plus 125 basis points, and includes other customary terms. First Charter National Bank is the Trustee of the Company's Employee Stock Ownership Plan, The Concord Telephone Company Employee Savings Plus Plan and the Pension Plan of The Concord Telephone Company. The Company paid First Charter National Bank aggregate fees of $81,177 for such services in 2000. Mr. Boger is of counsel with the firm of Williams, Boger, Grady, Davis and Tuttle, P.A., Concord, North Carolina, which provided certain legal services to the Company in 2000. See "Compensation Committee Interlocks and Insider Participation."

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors currently has three members, John R. Boger, Jr., O. Charlie Chewning, Jr., and Phil W. Widenhouse. As of the date of this proxy statement, each of the Audit Committee members is an "independent director" under The Nasdaq Stock Market rules. The Audit Committee's responsibilities are described in a written charter that was adopted by the Board of Directors. The Charter of the Audit Committee is attached as Appendix A at the end of this proxy statement.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP the independence of KPMG LLP. Based on the review and discussions described in this paragraph, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the Company's audited financial statements for the year ended December 31, 2000 in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:

Phil W. Widenhouse, Chairman                                John R. Boger, Jr.
O. Charlie Chewning, Jr.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon our records, we believe that during the fiscal year ended December 31, 2000 all filings required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") applicable to our Directors and officers were complied with, except that one Form 3 for Tom E. Smith was filed late.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return on the Common Stock with a peer group consisting of four regional telecommunications companies (the "RLEC Index") and the Standard & Poor's 500 Stock Index, a broad equity market index. Each line graph assumes the investment of $100 on December 31, 1995 and the reinvestment of dividends. The companies in the RLEC Index are Commonwealth Telephone Enterprises, Inc. (CTCO), NTELOS, formerly CFW Communications, Inc. (NTLO), Hickory Tech Corp. (HTCO) and Conestoga Enterprises, Inc. (CENI).

            COMPARISON OF THE RETURN OF THE COMPANY'S COMMON STOCK,
                         THE S&P 500 AND AN RLEC INDEX

[Line graph comparing the return of the Company's Common Stock to the Standard & Poor's 500 Stock Index and RLEC Index.]

                                                 CT COMMUNICATIONS, INC.             S&P 500                   RLEC INDEX
                                                 -----------------------             -------                   ----------
12/31/1995                                                 100                         100                         100
12/31/1996                                                 159                         120                          95
12/31/1997                                                 185                         158                         144
12/31/1998                                                 209                         200                         166
12/31/1999                                                 316                         239                         206
12/31/2000                                                 159                         215                         155

                            ------------------------

                                  PROPOSAL 2:
              APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN
                            ------------------------

     This section provides a summary of the terms of the 2001 Stock Incentive Plan and the proposal to approve the plan.

     The Board of Directors approved the 2001 Stock Incentive Plan on March 26, 2001, subject to approval from our shareholders at this meeting. We are asking our shareholders to approve our 2001 Stock Incentive Plan as we believe that approval of the plan is essential to our continued success. The purpose of the 2001 Stock Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, an initial or increased grant under the 2001 Stock Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of shareholders by aligning more closely the interests of 2001 Stock Incentive Plan participants with those of our shareholders.

     On March 26, 2001, the number of shares of Common Stock reserved for issuance under the 2001 Stock Incentive Plan was equal to the sum of one million two hundred thousand (1,200,000) shares of Common Stock plus any shares of Common Stock available for grant (including shares which become available due to forfeitures of outstanding options or other awards) under the Company's Omnibus Stock Compensation Plan. On March 26, 2001, the closing price of our Common Stock was $11.00 per share. There are currently no participants in the 2001 Stock Incentive Plan. Because participation and the types of awards under the 2001 Stock Incentive Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the 2001 Stock Incentive Plan is approved are not currently determinable. On March 26, 2001, there were approximately four executive officers, 625 employees and seven non-employee directors of the Company and its subsidiaries who were eligible to participate in the 2001 Stock Incentive Plan.

     The affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting is required to approve the 2001 Stock Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the 2001 Stock Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2001 STOCK INCENTIVE PLAN.

DESCRIPTION OF THE PLAN

     A description of the provisions of the 2001 Stock Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2001 Stock Incentive Plan, a copy of which is attached as Appendix B to this proxy statement.

     Administration. The 2001 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan.

     Common Stock Reserved for Issuance under the Plan. The Common Stock issued or to be issued under the 2001 Stock Incentive Plan consists of authorized but unissued shares and shares purchased by the Company on the open market. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2001 Stock Incentive Plan.

     Eligibility. Awards may be made under the 2001 Stock Incentive Plan to employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Board of Directors.

     Amendment or Termination of the Plan. The Board of Directors may terminate or amend the plan at any time and for any reason. However, amendments will be submitted for shareholder approval to the extent required by the Internal Revenue Code or other applicable laws.

     Options. The 2001 Stock Incentive Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

     The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. In the case of certain 10% shareholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case, the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

     The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

     In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of Common Stock (which if acquired from the Company have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.

     Stock options granted under the 2001 Stock Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

     Other Awards.  The Compensation Committee may also award:

     - restricted stock, which is shares of Common Stock subject to restrictions.

     - stock units, which are Common Stock units subject to restrictions.

     - dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock.

     - stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee.

     - performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue

       Code to the extent the Compensation Committee determines is appropriate. Such employees include the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees"). In modifying, amending or adjusting the terms of an award intended to qualify under Section 162(m) to covered employees (or likely covered employees), the Compensation Committee may not take any action with respect to the employee that would cause any payment to the employee to fail to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

     Effect of Certain Corporate Transactions. Certain corporate transactions involving us, such as a sale of the Company, may cause awards granted under the 2001 Stock Incentive Plan to vest, unless the awards are continued or substituted for in connection with the corporate transaction.

     Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2001 Stock Incentive Plan, including the individual limitations on awards, to reflect Common Stock dividends, stock splits and other similar events.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to each of their covered employees. However, performance-based compensation is excluded from this limitation. The 2001 Stock Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

     To qualify as performance-based:

     (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

     (ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

     (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders of the corporation before payment is made in a separate vote; and

     (iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

     In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

     Under the 2001 Stock Incentive Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total shareholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:

     - total shareholder return;

     - such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;

     - net income;

     - pretax earnings;

     - earnings before interest expense, taxes, depreciation and amortization;

     - pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

     - operating margin;

     - earnings per share;

     - return on equity;

     - return on capital;

     - return on investment;

     - operating earnings;

     - working capital;

     - ratio of debt to shareholders' equity;

     - results of customer satisfaction surveys;

     - number of access line additions;

     - account retention rates;

     - customer turnover;

     - number of new accounts;

     - market share; and

     - revenue.

     Under the Internal Revenue Code, a director is an "outside director" of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

     The maximum number of shares of Common Stock subject to options that can be awarded under the 2001 Stock Incentive Plan to any person is 400,000 per year. The maximum number of shares of Common Stock that can be awarded under the 2001 Stock Incentive Plan other than pursuant to an option, is 600,000 shares, and no more than 200,000 shares may be awarded to any person in a year pursuant to an award other than an option. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1 million and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $3 million.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

     Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

     Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of
Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Stock Units. There are no immediate tax consequences of receiving an award of stock units under the 2001 Stock Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2001 Stock Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

                            ------------------------

                                  PROPOSAL 3:
          APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN
                            ------------------------

     This section provides a summary of the terms of the 2001 Employee Stock Purchase Plan and the proposal to approve the plan.

     The Board of Directors approved the Company's 2001 Employee Stock Purchase Plan on March 26, 2001, subject to approval of our shareholders at this meeting. We are asking our shareholders to approve the 2001 Employee Stock Purchase Plan as we believe the plan will be a valuable tool in motivating our employees. The purpose of the 2001 Employee Stock Purchase Plan is to enable eligible employees of the Company or any of its participating affiliates, through payroll deductions, to purchase shares of our Common Stock, to increase the employees' interest in our growth and success and encourage employees to remain in the employ of the Company or its participating affiliates. There are currently no participants in the 2001 Employee Stock Purchase Plan. Because the participation in the 2001 Employee Stock Purchase Plan is subject to the discretion of each eligible employee, the benefits or amounts that will be received by any participant or groups of participants if the 2001 Employee Stock Purchase Plan is approved are not currently determinable. On March 26, 2001, there were approximately four executive officers and 625 employees of the Company and its subsidiaries who were eligible to participate in the 2001 Employee Stock Purchase Plan.

     The affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting is required to approve the 2001 Employee Stock Purchase Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the 2001 Employee Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

DESCRIPTION OF THE PLAN

     A description of the 2001 Employee Stock Purchase Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2001 Employee Stock Purchase Plan, a copy of which is attached as Appendix C to this proxy statement.

     On March 26, 2001, 500,000 shares of Common Stock are available for purchase by eligible employees of the Company or any of its participating affiliates. The 2001 Employee Stock Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by the Company to purchase shares of our Common Stock. In the event there is any increase or decrease in Common Stock without receipt of consideration by the Company (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the 2001 Employee Stock Purchase Plan. The Company will determine the length, duration and commencement dates of the periods during which payroll deductions will be accumulated to purchase shares of Common Stock. This period is known as the offering period.

     Administration. The 2001 Employee Stock Purchase Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to interpret the 2001 Employee Stock Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the 2001 Employee Stock Purchase Plan. All of the Compensation Committee's determinations will be final and binding.

     Eligibility. Any employee of the Company or its participating affiliates may participate in the 2001 Employee Stock Purchase Plan, except the following, who are ineligible to participate: (i) an employee whose customary employment is for less than three months in any calendar year; (ii) an employee whose customary employment is 20 hours or less per week; and (iii) an employee who, after exercising his or her rights to purchase stock under the 2001 Employee Stock Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. An employee must be employed on the last day of the offering period in order to acquire stock under the 2001 Employee Stock Purchase Plan unless the employee has retired, died or become disabled, been laid off or is on an approved leave of absence.

     Participation Election. An eligible employee may become a participant in the 2001 Employee Stock Purchase Plan by completing an election to participate in the 2001 Employee Stock Purchase Plan on a form provided by the Company and submitting that form to the Company's payroll department. The form will authorize the Company to have deductions made from pay on each pay day following enrollment in the 2001 Employee Stock Purchase Plan. The deductions or contributions will be credited to the employee's account under the 2001 Employee Stock Purchase Plan. An employee may not during any offering period increase his or her percentage of payroll deduction or contribution for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the 2001 Employee Stock Purchase Plan (as described below). A participating employee may increase or decrease his or her payroll deduction (subject to a $10 minimum deduction amount), to take effect on the first day of the next offering period, by delivering to the Company a new form regarding election to participate in the 2001 Employee Stock Purchase Plan. A participating employee may terminate payroll deductions or contributions at any time.

     Purchase Price. Rights to purchase shares of our Common Stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") will be set by the Compensation Committee. The Purchase Price for an offering period may not be less than 85% of the fair market value of our Common Stock on the first or last trading day of such offering period, whichever is lower.

     Purchase Limit. No employee may purchase Common Stock in any calendar year under the 2001 Employee Stock Purchase Plan and all other "employee stock purchase plans" of the Company and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period. The Company may also impose a limitation on the number or value of shares of Common Stock an employee may purchase during an offering period.

     Purchase of Common Stock. On the last trading day of the offering period, a participating employee will be credited with the number of whole shares of Common Stock purchased under the 2001 Employee Stock Purchase Plan for such period. Common Stock purchased under the 2001 Employee Stock Purchase Plan will be held in the custody of an agent designated by the Company. The agent may hold the Common Stock purchased under the 2001 Employee Stock Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, at any time two years following his or her purchase of shares under the 2001 Employee Stock Purchase Plan, by written notice instruct the agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee. If in any offering period the number of unsold shares that may be made available for purchase under the 2001 Employee Stock Purchase Plan is insufficient to permit eligible employees to exercise their rights to purchase shares, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately.

     Termination of Participation. A participating employee will be refunded all monies in his or her account, and his or her participation in the 2001 Employee Stock Purchase Plan will be terminated, if: (i) the employee ceases to be eligible to participate in the 2001 Employee Stock Purchase Plan or (ii) the employee leaves the employ of the Company or a participating affiliate prior to the last day of the offering period. If a participating employee terminates employment all monies in his or her account will be refunded; provided, that, the Compensation Committee may, in lieu of distributing the employee's account, permit the employee to reduce his or her option to purchase Common Stock to the amount of Common Stock that may be purchased on the last day of the offering period with the amounts then accumulated in his or her account. If a participating employee elects to terminate participation in the 2001 Employee Stock Purchase Plan, the amounts then accumulated in his or her account will be used to purchase Common Stock on the last day of the offering period; provided, that, with the consent of the Compensation Committee the participant may instead elect to have all of the money in his or her account refunded. An employee's participation in the 2001 Employee Purchase Plan will also be terminated if the Board of Directors elects to terminate the plan.

     Transferability of Shares. No participating employee may assign his or her rights to purchase shares of Common Stock under the 2001 Employee Stock Purchase Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the 2001 Employee Stock Purchase Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate. A book entry may be recorded in lieu of the issuance of a stock certificate.

     Amendment of Plan. The Board of Directors may, at any time, amend the 2001 Employee Stock Purchase Plan in any respect; provided, however, that without approval of the shareholders of the Company, no amendment shall be made (i) increasing the number of shares that may be made available for purchase under the 2001 Employee Stock Purchase Plan, (ii) changing the eligibility requirements for participating in the 2001 Employee Stock Purchase Plan or (iii) impairing the vested rights of participating employees.

     Termination of Plan. The Board of Directors may terminate the 2001 Employee Stock Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the 2001 Employee Stock Purchase Plan shall, without further action of the Board of Directors, terminate at the earlier of (i) 10 years after adoption of the 2001 Employee Stock Purchase Plan by the Board of Directors and (ii) such time as all shares of Common Stock that may be made available for purchase under the 2001 Employee Stock Purchase Plan have been issued.

     Reorganizations. Upon a reorganization in which the Company is not the surviving corporation or a sale of assets or stock, the 2001 Employee Stock Purchase Plan and all rights outstanding shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the 2001 Employee Stock Purchase Plan, or for the substitution of the rights under the 2001 Employee Stock Purchase Plan with rights covering the stock of the successor corporation.

     No Employment Rights. Neither the 2001 Employee Stock Purchase Plan nor any right to purchase Common Stock under the 2001 Employee Stock Purchase Plan confers upon any employee any right to continued employment with the Company or a participating affiliate.

FEDERAL INCOME TAX CONSEQUENCES

     The 2001 Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the 2001 Employee Stock Purchase Plan are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase Common Stock (on the first day of an offering period) or when the right to purchase Common Stock is exercised (on the last day of the offering period).

     If the participating employee holds the Common Stock purchased under the 2001 Employee Stock Purchase Plan for at least two years after the first day of the offering period in which the Common Stock was acquired (the "Grant Date"), when the participating employee disposes of the Common Stock, he or she will recognize as ordinary income an amount equal to the lesser of:

     (i) the excess of the fair market value of the Common Stock on the date of disposition over the price paid for the Common Stock; or

     (ii) the fair market value of the Common Stock on the Grant Date multiplied by the discount percentage for stock purchases under the Employee Stock Purchase Plan. The discount percentage is generally 15%, although the Company may use a lesser discount percentage, including a zero discount percentage.

     If the participating employee disposes of the Common Stock within two years after the Grant Date, he or she will recognize ordinary income equal to the fair market value of the Common Stock on the last day of the offering period in which the Common Stock was acquired less the amount paid for the Common Stock. The ordinary income recognition pertains to any disposition of Common Stock acquired under the 2001 Employee Stock Purchase Plan (such as by sale, exchange or gift).

     Upon disposition of the Common Stock acquired under the 2001 Employee Stock Purchase Plan, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the Common Stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the Common Stock for at least one year. Otherwise, the capital gain or loss will be short-term.

     If the participating employee satisfies the two-year holding period for Common Stock purchased under the 2001 Employee Stock Purchase Plan, the Company will not receive any deduction for federal income tax purposes with respect to that Common Stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, the Company will be entitled to a deduction in an amount equal to the amount that is considered ordinary income. Otherwise, the 2001 Employee Stock Purchase Plan has no tax effect on the Company.

                            ------------------------

                                  PROPOSAL 4:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                            ------------------------

     We have appointed KPMG LLP, independent public accountants, as our auditors for 2001 and recommend that our shareholders ratify the appointment. KPMG LLP has served as our independent auditors since 1988. We have been advised by KPMG LLP that neither the firm nor any of its members or associates has any direct financial interest or material indirect financial interest in the Company other than as its auditors. Although the selection and appointment of the independent auditors is not required to be submitted to a vote, we deem it advisable to obtain your ratification of this appointment. We understand that a representative from KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2001. If the Company's shareholders do not ratify the appointment of KPMG LLP, we will consider a change in auditors for the next fiscal year.

AUDITOR FEE INFORMATION

     Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year was $140,970.

     Financial Information Systems Design and Implementation Fees. KPMG LLP did not render any professional services related to financial information systems design and implementation to the Company for the fiscal year ended December 31, 2000.

     All Other Fees. The aggregate fees billed by KPMG LLP for services rendered other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000 was $145,451.

     The Audit Committee of the Board of Directors has considered whether the provision of the services covered by "All Other Fees" is compatible with maintaining the independence of KPMG LLP.

                      MANAGEMENT OWNERSHIP OF COMMON STOCK

     The following beneficial ownership table sets forth information regarding beneficial ownership of Common Stock as of the Record Date by:

     - each Director and Director nominee;

     - each Named Executive Officer; and

     - all Directors and executive officers as a group.

     Under the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities. The percentage ownership of each shareholder is calculated based on the total number of outstanding shares of Common Stock as of the Record Date plus those shares of Common Stock that such shareholder has the right to acquire within 60 days. Consequently, the denominator for calculating such percentage may be different for each shareholder.

     The table is based upon information supplied by the Directors, Director nominees and executive officers. Unless otherwise indicated in the footnotes to the table, each of the shareholders listed has sole voting and dispositive power with respect to the shares shown as beneficially owned. None of our Directors, Director nominees or executive officers owns any shares of our Four and One-Half Percent Preferred Stock or Five Percent Preferred Stock.

                                                                       COMMON STOCK
                                                                    BENEFICIALLY OWNED
                                                              -------------------------------
                            NAME                                 NUMBER      PERCENT OF CLASS
                            ----                              ------------   ----------------
Michael R. Coltrane.........................................  1,575,051 (1)        8.31%
L.D. Coltrane, III..........................................    399,444 (2)        2.12
Phil W. Widenhouse..........................................    201,713 (3)        1.07
Barry R. Rubens.............................................     69,376 (4)         *
Jerry H. McClellan..........................................     57,937 (5)         *
Thomas A. Norman............................................     53,274 (6)         *
Catherine A. Duda...........................................     19,811 (7)         *
Michael R. Nash.............................................     15,364 (8)         *
John R. Boger, Jr...........................................     15,140 (9)         *
Charlie Chewning, Jr........................................     13,453(10)         *
Samuel E. Leftwich..........................................      7,766(11)         *
William A. Coley............................................      3,276(12)         *
Amy M. Justis...............................................      2,064(13)         *
Tom E. Smith................................................      1,778(14)         *
All Directors and executive officers of the Company as a
  group (12 persons)........................................  2,362,362(15)       12.44%

---------------

* Less than 1%.
(1) The amount shown includes 937,062 shares owned directly by the Mariam C. Schramm Trust, of which Mr. Coltrane became a co-trustee effective March 3, 2000. The amount shown also includes 73,124 shares which are held in grantor retained annuity trusts or owned by Mr. Coltrane's spouse and 83,059 shares represented by currently exercisable options.
(2) The amount shown includes 14,572 shares owned by spouse and 358,996 shares owned by LDC Associates L.P., to which Mr. Coltrane shares voting and investment power. LDC Associates L.P. is 98% owned by a grantor trust established by Mr. Coltrane and his wife and is 1% owned by the general partner of LDC Associates L.P. Mr. Coltrane and his wife together own 98% of the stock of the general partner and share voting and investment power over the Common Stock held by LDC Associates L.P.

(3) Includes 101,318 shares owned by spouse and 1,200 shares represented by currently exercisable options.
(4)  Includes 30,176 shares represented by currently exercisable options.
(5) Includes 26,064 shares owned by spouse and 1,200 shares represented by currently exercisable options.
(6) Includes 30,531 shares represented by currently exercisable options. Mr. Norman resigned as Senior Vice President and Assistant Secretary on March 15, 2000. He retired from the Company on September 15, 2000.
(7) Includes 15,176 shares represented by currently exercisable options. Ms. Duda resigned as Senior Vice President and Assistant Secretary on December 31, 2000.
(8)  Includes 924 shares represented by currently exercisable options.
(9) Includes 2,216 shares owned by spouse, 2,552 shares owned by an estate to which Mr. Boger acts as a co-executor and 1,200 shares represented by currently exercisable options.
(10) Includes 1,200 shares represented by currently exercisable options.
(11) Includes 1,200 shares represented by currently exercisable options.
(12) Includes 1,200 shares represented by currently exercisable options.
(13) Includes 56 shares represented by currently exercisable options.
(14) Includes 1,200 shares represented by currently exercisable options.
(15) Includes an aggregate of 122,615 shares represented by currently exercisable options. Includes 937,062 shares held by the Mariam C. Schramm Trust, to which Michael R. Coltrane became a co-trustee effective March 3, 2000.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of the Record Date with respect to the ownership of shares of Common Stock by each person believed by management to be the beneficial owner of more than five percent of the outstanding shares of Common Stock. The information is based on the most recent
Schedule 13D or 13G filed with the Securities and Exchange Commission ("SEC") on behalf of such persons or other information made available to us. Except as otherwise indicated, the reporting persons have stated that they possess sole voting and sole dispositive power over the entire number of shares reported.

                                                                      COMMON STOCK
                                                                   BENEFICIALLY OWNED
                                                              ----------------------------
                      NAME AND ADDRESS                         NUMBER     PERCENT OF CLASS
                      ----------------                        ---------   ----------------
Michael R. Coltrane.........................................  1,575,051(1)       8.31%
  68 Cabarrus Avenue East
  Concord, North Carolina 28025
World Division of the General...............................  1,011,688          5.36
  Board of Global Ministries of the United Methodist Church
  475 Riverside Drive
  15th Floor
  New York, New York 10027
First Charter National Bank.................................    974,397(2)       5.16
  Trust Department
  P.O. Box 228
  Concord, North Carolina 28026-0228
Mariam C. Schramm Trust.....................................    953,462(3)       5.05
  First Charter National Bank
  Trust Department
  P.O. Box 228
  Concord, North Carolina 28026-0228

---------------

(1) See Note 1 under "-- Management Ownership of Common Stock."
(2) First Charter National Bank holds these shares in various fiduciary capacities. First Charter National Bank has sole voting power over 956,741 shares. First Charter National Bank has shared voting power over 17,656 shares. First Charter National Bank has sole dispositive power over 974,397 shares. The amount of beneficial ownership was disclosed on a Schedule 13G/A filed by First Charter National Bank on March 23, 2001. The amount shown does not include the 953,462 shares held by the Mariam C. Schramm Trust as reported in Note 3 to this table.
(3) The amount of beneficial ownership was disclosed on a Schedule 13G/A filed by the Mariam C. Schramm Trust on March 23, 2001. Of the shares held by the Mariam C. Schramm Trust, 937,062 shares are also included in the shares listed as beneficially owned by Michael R. Coltrane, who serves as co-trustee of this trust.

                             SHAREHOLDER PROPOSALS
                  FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

     Any proposal or proposals by a shareholder intended to be included in the proxy statement and form of proxy relating to the 2002 annual meeting of shareholders must be received by us no later than November 27, 2001 pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to the 2002 annual meeting of shareholders any shareholder proposal which may be omitted from the proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

                          OTHER SHAREHOLDER PROPOSALS
                 FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

     For any proposal that is not submitted for inclusion in next year's proxy statement but is instead presented directly at the 2002 annual meeting of shareholders, management will be able to vote proxies in its discretion if we:

     - receive notice of the proposal before the close of business on February 11, 2002, and advised shareholders in the 2002 proxy statement about the nature of the matter and how management intends to vote on such matter, or

     - do not receive notice of the proposal prior to the close of business on February 11, 2002.

     Notices of intention to present proposals at the 2002 annual meeting should be addressed to the Secretary, CT Communications, Inc., 68 Cabarrus Avenue East, Post Office Box 227, Concord, NC 28026-0227.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

     Our 2000 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the SEC, excluding exhibits, accompany this Proxy Statement. COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST TO CT COMMUNICATIONS, INC., 68 CABARRUS AVENUE EAST, CONCORD, NORTH CAROLINA 28025, ATTENTION: BARRY R. RUBENS, CHIEF FINANCIAL OFFICER AND PAYMENT OF $25.00 TO COVER THE COSTS OF REPRODUCTION.

                                 OTHER BUSINESS

     We know of no other matter to come before the meeting. However, if any other matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ Michael R. Coltrane

                                          Michael R. Coltrane
                                          President and Chief Executive Officer

Concord, North Carolina
April 2, 2001

                                                                      APPENDIX A

                            CT COMMUNICATIONS, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and to perform such other duties as may be directed by the Board. It is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the Company's independent auditors and the financial management of the Company.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of management and the Company's independent auditors (and not the duty of the Audit Committee) to plan or conduct audits and to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Likewise, it is not the duty of the Audit Committee to conduct investigations, to resolve disputes, if any, between management and the Company's independent auditors or to assure compliance with laws and regulations.

     1. COMPOSITION OF COMMITTEE.

     The Audit Committee shall consist of three (3) or more "Independent Directors" selected by the Board from among its members. For the purposes of this paragraph, an "Independent Director" means a director who has no relationship to the Company that, in the opinion of the Company's Board of Directors, would interfere with the exercise of his or her independence from management of the Company and who is not subject to the following restrictions:(1)

          (a) Employees. A director who is an employee of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment.

          (b) Certain Compensation. A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation, may not serve on the Audit Committee.

          (c) Immediate Family. A director who is an "Immediate Family" member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship. "Immediate Family" means a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, sons-in-law, daughters-in-law, and anyone (other than employees) who shares such person's home.

          (d) Business Relationship. A director who is a partner, controlling shareholder, or executive officer of any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed the greater of 5% of the receiving entity's consolidated gross revenues for that year or $200,000 may not serve on the Audit Committee until three years following any such payment.

          (e) Cross Compensation Committee Link. A director who is employed as an executive of another entity where any of the Company's executives serves on that entity's compensation committee may not serve on the Audit Committee.

---------------

(1) The intent of this section is to comply with NASDAQ Rule 4200(a)(14). For a more complete definition of "Independent Director," reference is made to that rule.

     Notwithstanding the above, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Company's Board of Directors determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     Each member of the Audit Committee shall be "Financially Literate" or must become Financially Literate within a reasonable period of time after his or her appointment to the Audit Committee. "Financially Literate" shall mean the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

     At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, treasurer, controller or other senior officer with financial oversight responsibilities.

     2. COMMITTEE GOVERNANCE AND MEETINGS.

     The Board shall designate the chairman of the Audit Committee. The Audit Committee may determine its own rules of procedure. The Audit Committee shall meet at least twice annually, or more frequently as circumstances dictate.

     3. SCOPE OF RESPONSIBILITIES.

     In recognition of the fact that the independent auditors for the Company are ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Company's shareholders, the Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval or ratification in any proxy statement). In addition, the Audit Committee is responsible for (a) ensuring that the outside auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company(2) and (b) actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and for recommending that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

     To fulfill its responsibilities and duties, the Audit Committee shall:

     (1) Recommend the selection (and, if appropriate, the replacement) of the Company's independent auditors for approval by the Board of Directors;

     (2) Review the degree of independence of the Company's independent auditors by discussing all significant relationships between the auditors and the Company and ensure that the independent auditors submit on a periodic basis a formal written statement delineating such relationships between such independent auditors and the Company;

     (3) Review the performance of the Company's independent auditors and review the fees and compensation to be paid for the services of such independent auditors;

---------------

(2) NASDAQ Rule 4350(d)(1)(B) states that the Charter of the Audit Committee specify "the audit committee's responsibility for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, and the audit committee's responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor."

     (4) Require the independent auditors to discuss with the Audit Committee their judgments about the quality of the Company's present and proposed accounting principles and financial disclosure practices;

     (5) Review with the independent auditors the performance of the Company's financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the corporation;

     (6) Review and reassess the adequacy of the Audit Committee's charter on an annual basis and, if appropriate, submit any proposed amendments thereto to the Board of Directors for its consideration;

     (7)  Review and discuss the audited financial statements with management;

     (8) Provide the Audit Committee Report to be included in the Company's proxy statement as required by the Rules and Regulations of the Securities and Exchange Commission;(3)

     (9) Review with management and the independent auditors the Company's quarterly financial information prior to the Company's filing of Form 10-Q. This review may be performed by one or more members of the Committee; and

     (10) Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

---------------

(3) Item 306 of Regulation S-K promulgated under the Securities Exchange Act of 1934 requires the report to state whether:

       (1) The Audit Committee has reviewed and discussed the audited financial statements with management;

       (2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec. 380), as may be modified or supplemented;

       (3) The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

       (4) Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K (17 CFR 249.310) for the last fiscal year for filing with the Commission.

Item 306 also requires that the name of each member of the Company's Audit Committee appear below the required disclosure.

Pursuant to Item 7(e)(3) of Schedule 14A, the Company is also required to disclose in its proxy statements whether the Board of Directors has adopted a written charter for the Audit Committee, and if so, to include a copy of the charter as an appendix to the Company's proxy statements at least once every three years. The Company must also disclose whether the members of the Audit Committee are independent as defined by NASDAQ Rule 4200(a)(14).

                                                                      APPENDIX B

--------------------------------------------------------------------------------

                            CT COMMUNICATIONS, INC.

                           2001 STOCK INCENTIVE PLAN

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
1.        PURPOSE...............................................................   B-1
2.        DEFINITIONS...........................................................   B-1
3.        ADMINISTRATION OF THE PLAN............................................   B-3
          3.1.      Board.......................................................   B-3
          3.2.      Committee...................................................   B-4
          3.3.      Terms of Awards.............................................   B-4
          3.4.      Deferral Arrangement........................................   B-5
          3.5.      No Liability................................................   B-5
4.        STOCK SUBJECT TO THE PLAN.............................................   B-5
5.        EFFECTIVE DATE, DURATION AND AMENDMENTS...............................   B-5
          5.1.      Effective Date..............................................   B-5
          5.2.      Term........................................................   B-6
          5.3.      Amendment and Termination of the Plan.......................   B-6
6.        AWARD ELIGIBILITY AND LIMITATIONS.....................................   B-6
          6.1.      Company or Subsidiary Employees; Service Providers; Other
                    Persons.....................................................   B-6
          6.2.      Successive Awards...........................................   B-6
          6.3.      Limitation on Shares of Stock Subject to Awards and Cash
                    Awards......................................................   B-6
          6.4.      Limitations on Incentive Stock Options......................   B-6
          6.5.      Stand-Alone, Additional, Tandem, and Substitute Awards......   B-6
7.        AWARD AGREEMENT.......................................................   B-7
8.        TERMS AND CONDITIONS OF OPTIONS.......................................   B-7
          8.1.      Option Price................................................   B-7
          8.2.      Vesting.....................................................   B-7
          8.3.      Term........................................................   B-7
          8.4.      Termination of Service......................................   B-7
          8.5.      Limitations on Exercise of Option...........................   B-8
          8.6.      Method of Exercise..........................................   B-8
          8.7.      Rights of Holders of Options................................   B-8
          8.8.      Delivery of Stock Certificates..............................   B-8
          8.9.      Reload Options..............................................   B-8
9.        TRANSFERABILITY OF OPTIONS............................................   B-8
          9.1.      Transferability of Options..................................   B-8
          9.2.      Family Transfers............................................   B-8
10.       STOCK APPRECIATION RIGHTS.............................................   B-9
          10.1.     Right to Payment............................................   B-9
          10.2.     Other Terms.................................................   B-9
11.       RESTRICTED STOCK AND STOCK UNITS......................................   B-9
          11.1.     Grant of Restricted Stock or Stock Units....................   B-9
          11.2.     Restrictions................................................   B-9
          11.3.     Restricted Stock Certificates...............................  B-10
          11.4.     Rights of Holders of Restricted Stock.......................  B-10
          11.5.     Rights of Holders of Stock Units............................  B-10
                    11.5.1. Voting and Dividend Rights..........................  B-10
                    11.5.2. Creditor's Rights...................................  B-10
          11.6.     Termination of Service......................................  B-10
          11.7.     Purchase of Restricted Stock................................  B-10
          11.8.     Delivery of Stock...........................................  B-11
12.       FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK......................  B-11
          12.1.     General Rule................................................  B-11
          12.2.     Surrender of Stock..........................................  B-11

                                                                                  PAGE
                                                                                  ----
          12.3.     Cashless Exercise...........................................  B-11
          12.4.     Promissory Note.............................................  B-11
          12.5.     Other Forms of Payment......................................  B-11
13.       DIVIDEND EQUIVALENT RIGHTS............................................  B-11
          13.1.     Dividend Equivalent Rights..................................  B-11
          13.2.     Termination of Service......................................  B-12
14.       PERFORMANCE AND ANNUAL INCENTIVE AWARDS...............................  B-12
          14.1.     Performance Conditions......................................  B-12
          14.2.     Performance or Annual Incentive Awards Granted to Designated
                    Covered Employees...........................................  B-12
                    14.2.1. Performance Goals Generally.........................  B-12
                    14.2.2. Business Criteria...................................  B-12
                    14.2.3. Timing For Establishing Performance Goals...........  B-13
                    14.2.4. Performance or Annual Incentive Award Pool..........  B-13
                    14.2.5. Settlement of Performance or Annual Incentive
                    Awards; Other Terms.........................................  B-13
          14.3.     Written Determinations......................................  B-13
          14.4.     Status of Section 14.2 Awards Under Code Section 162(m).....  B-13
15.       PARACHUTE LIMITATIONS.................................................  B-14
16.       REQUIREMENTS OF LAW...................................................  B-14
          16.1.     General.....................................................  B-14
          16.2.     Rule 16b-3..................................................  B-15
17.       EFFECT OF CHANGES IN CAPITALIZATION...................................  B-15
          17.1.     Changes in Stock............................................  B-15
          17.2.     Reorganization in Which the Company is the Surviving Entity
                    and Which Does Not Constitute a Corporate Transaction.......  B-15
          17.3.     Reorganization, Sale of Assets or Sale of Stock Which
                    Constitutes a Corporate Transaction.........................  B-16
          17.4.     Adjustments.................................................  B-16
          17.5.     No Limitations on Company...................................  B-16
18.       GENERAL PROVISIONS....................................................  B-17
          18.1.     Pooling.....................................................  B-17
          18.2.     Disclaimer of Rights........................................  B-17
          18.3.     Nonexclusivity of the Plan..................................  B-17
          18.4.     Withholding Taxes...........................................  B-17
          18.5.     Book Entry..................................................  B-18
          18.6.     Captions....................................................  B-18
          18.7.     Other Provisions............................................  B-18
          18.8.     Number And Gender...........................................  B-18
          18.9.     Severability................................................  B-18
          18.10.    Governing Law...............................................  B-18

                            CT COMMUNICATIONS, INC.

                           2001 STOCK INCENTIVE PLAN

     CT Communications, Inc., a North Carolina corporation (the "Company"), sets forth herein the terms of its 2001 Stock Incentive Plan (the "Plan"), as follows:

1.   PURPOSE.

     The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.   DEFINITIONS.

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1. "AFFILIATE" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

     2.2. "ANNUAL INCENTIVE AWARD" means an Award made subject to attainment of performance goals (as described in SECTION 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

     2.3. "AWARD" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Stock Unit or Dividend Equivalent Rights under the Plan.

     2.4. "AWARD AGREEMENT" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

     2.5. "BENEFIT ARRANGEMENT" shall have the meaning set forth in SECTION 15 hereof.

     2.6. "BOARD" means the Board of Directors of the Company.

     2.7. "CAUSE" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties;
(ii) conviction of a criminal offense (other than minor traffic offenses); or
(iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider or other employee and the Company or an Affiliate.

     2.8. "CORPORATE TRANSACTION" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity,
(ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

     2.9. "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.10. "COMMITTEE" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in SECTION 3.2.

     2.11. "COMPANY" means CT Communications, Inc.

     2.12. "COVERED EMPLOYEE" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

     2.13. "DISABILITY" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     2.14. "DIVIDEND EQUIVALENT" means a right, granted to a Grantee under
SECTION 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     2.15. "EFFECTIVE DATE" means March 26, 2001, the date the Plan is approved by the Board.

     2.16. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.17. "FAIR MARKET VALUE" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.18. "FAMILY MEMBER" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more these persons (or the Grantee) own more than fifty percent of the voting interests.

     2.19. "GRANT DATE" means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under SECTION 6 hereof, or (iii) such other date as may be specified by the Board.

     2.20. "GRANTEE" means a person who receives or holds an Award under the Plan.

     2.21. "INCENTIVE STOCK OPTION" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.22. "NON-QUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

     2.23. "OPTION" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.24. "OPTION PRICE" means the purchase price for each share of Stock subject to an Option.

     2.25. "OTHER AGREEMENT" shall have the meaning set forth in SECTION 15 hereof.

     2.26. "OUTSIDE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

     2.27. "PERFORMANCE AWARD" means an Award made subject to the attainment of performance goals (as described in SECTION 14) over a performance period of up to ten (10) years.

     2.28. "PLAN" means this CT Communications, Inc. 2001 Stock Incentive Plan.

     2.29. "PURCHASE PRICE" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

     2.30. "REPORTING PERSON" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.31. "RESTRICTED STOCK" means shares of Stock, awarded to a Grantee pursuant to SECTION 11 hereof.

     2.32. "SAR EXERCISE PRICE" means the per share exercise price of an SAR granted to a Grantee under SECTION 10 hereof.

     2.33. "SECURITIES ACT" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.34. "SERVICE" means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

     2.35. "SERVICE PROVIDER" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

     2.36. "STOCK" means the common stock of the Company.

     2.37. "STOCK APPRECIATION RIGHT" or "SAR" means a right granted to a Grantee under SECTION 10 hereof.

     2.38. "STOCK UNIT" means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to SECTION 11 hereof.

     2.39. "SUBSIDIARY" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.40. "TERMINATION DATE" means the date upon which an Option shall terminate or expire, as set forth in SECTION 8.3 hereof.

     2.41. "TEN PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.   ADMINISTRATION OF THE PLAN.

     3.1. BOARD.

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's articles of incorporation and bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the

Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive.

     3.2. COMMITTEE.

     The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and other applicable provisions, as the Board shall determine, consistent with the articles of incorporation and bylaws of the Company and applicable law.

     (i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

     (ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

     In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

     3.3. TERMS OF AWARDS.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority:

     (i) to designate Grantees,

     (ii) to determine the type or types of Awards to be made to a Grantee,

     (iii) to determine the number of shares of Stock to be subject to an Award,

     (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

     (v) to prescribe the form of each Award Agreement evidencing an Award, and

     (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

     As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the

Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

     3.4. DEFERRAL ARRANGEMENT.

     The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

     3.5. NO LIABILITY.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in SECTION 17 hereof, the number of shares of Stock available for issuance under the Plan shall be the sum of one million two hundred thousand (1,200,000) shares of Stock plus any shares of Stock available for grant (including shares which become available due to forfeitures of outstanding options or other awards) under the Company's Omnibus Stock Compensation Plan. Stock issued or to be issued under the Plan shall be authorized but unissued shares; to the extent permitted by applicable law, issued shares that have been reacquired by the Company, or shares purchased on the open market by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the exercise price of any Option granted under the Plan, or if pursuant to SECTION 18.4 the withholding obligation of any Grantee with respect to an Option, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

5.   EFFECTIVE DATE, DURATION AND AMENDMENTS.

     5.1. EFFECTIVE DATE.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company's shareholders within one year of the Effective Date. Upon approval of the Plan by the shareholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

     5.2. TERM.

     The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in SECTION 5.3.

     5.3. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's shareholders to the extent stated by the Board or required by applicable law. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.   AWARD ELIGIBILITY AND LIMITATIONS.

     6.1. COMPANY OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS; OTHER PERSONS.

     Subject to this SECTION 6, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any Affiliate, including any such employee or other Service Provider who is an officer or director of the Company, or of any affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

     6.2. SUCCESSIVE AWARDS.

     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

     6.3. LIMITATION ON SHARES OF STOCK SUBJECT TO AWARDS AND CASH AWARDS.

     The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under SECTION 6 hereof is four hundred thousand (400,000) per year. The maximum number of shares that can be awarded under the Plan, other than pursuant to an Option, is six hundred thousand (600,000) shares; provided, that, no more than two hundred thousand (200,000) shares may be awarded, other than pursuant to an option, per year to an eligible person. The preceding limitations in this SECTION 6.3 are subject to adjustment as provided in SECTION 17 hereof. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $1,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $3,000,000.

     6.4. LIMITATIONS ON INCENTIVE STOCK OPTIONS.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

     6.5. STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS.

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

7.   AWARD AGREEMENT.

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.   TERMS AND CONDITIONS OF OPTIONS.

     8.1. OPTION PRICE.

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

     8.2. VESTING.

     Subject to SECTIONS 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this
SECTION 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability, retirement, or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company's right of repurchase with respect to unvested shares of Stock. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Shareholders of the Company as provided in SECTION 5.1 hereof.

     8.3. TERM.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

     8.4. TERMINATION OF SERVICE.

     Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     8.5. LIMITATIONS ON EXERCISE OF OPTION.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in SECTION 17 hereof which results in termination of the Option.

     8.6. METHOD OF EXERCISE.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

     8.7. RIGHTS OF HOLDERS OF OPTIONS.

     Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in SECTION 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

     8.8. DELIVERY OF STOCK CERTIFICATES.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

     8.9. RELOAD OPTIONS.

     At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with SECTION 8.6 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

9.   TRANSFERABILITY OF OPTIONS.

     9.1. TRANSFERABILITY OF OPTIONS.

     Except as provided in SECTION 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
SECTION 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

     9.2. FAMILY TRANSFERS.

     If, and to the extent, authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this SECTION 9.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights to the extent required by the court order; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this SECTION 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this SECTION 9.2 or by will or the laws of descent and distribution. The events of termination of Service of SECTION 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in SECTION 8.4.

10.  STOCK APPRECIATION RIGHTS.

     The Board is authorized to grant Stock Appreciation Rights ("SARs") to Grantees on the following terms and conditions:

     10.1. RIGHT TO PAYMENT.

     A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding.

     10.2. OTHER TERMS.

     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

11.  RESTRICTED STOCK AND STOCK UNITS.

     11.1. GRANT OF RESTRICTED STOCK OR STOCK UNITS.

     The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under SECTION 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine. Awards of Restricted Stock may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

     11.2. RESTRICTIONS.

     At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with SECTION 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

     11.3. RESTRICTED STOCK CERTIFICATES.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

     11.4. RIGHTS OF HOLDERS OF RESTRICTED STOCK.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     11.5. RIGHTS OF HOLDERS OF STOCK UNITS.

          11.5.1. VOTING AND DIVIDEND RIGHTS.

     Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as shareholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

          11.5.2. CREDITOR'S RIGHTS.

     A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

     11.6. TERMINATION OF SERVICE.

     Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

     11.7. PURCHASE OF RESTRICTED STOCK.

     The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in SECTION 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

     11.8. DELIVERY OF STOCK.

     Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK.

     12.1. GENERAL RULE.

     Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

     12.2. SURRENDER OF STOCK.

     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

     12.3. CASHLESS EXERCISE.

     With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in SECTION 18.4.

     12.4. PROMISSORY NOTE.

     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Grantee pledge the Stock subject to the Award for the purpose of securing payment of the note. Unless the Board determines otherwise, the stock certificate(s) representing the Stock shall not be released to the Grantee until such note is paid in full.

     12.5. OTHER FORMS OF PAYMENT.

     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.  DIVIDEND EQUIVALENT RIGHTS.

     13.1. DIVIDEND EQUIVALENT RIGHTS.

     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant.

Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     13.2. TERMINATION OF SERVICE.

     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

     14.1. PERFORMANCE CONDITIONS.

     The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under SECTIONS 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

     14.2. PERFORMANCE OR ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.

     If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this SECTION 14.2.

          14.2.1. PERFORMANCE GOALS GENERALLY.

     The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this SECTION 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

          14.2.2. BUSINESS CRITERIA.

     One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such

Performance or Annual Incentive Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share;
(9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to shareholders' equity, (15) revenue, (16) results of customer satisfaction surveys; (17) number of access line additions; (18) account retention rates; (19) customer turnover;
(20) number of new accounts; and (21) market share.

          14.2.3. TIMING FOR ESTABLISHING PERFORMANCE GOALS.

     Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          14.2.4. PERFORMANCE OR ANNUAL INCENTIVE AWARD POOL.

     The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

          14.2.5. SETTLEMENT OF PERFORMANCE OR ANNUAL INCENTIVE AWARDS; OTHER TERMS.

     Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

     14.3. WRITTEN DETERMINATIONS.

     All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code
Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

     14.4. STATUS OF SECTION 14.2 AWARDS UNDER CODE SECTION 162(M).

     It is the intent of the Company that Performance Awards and Annual Incentive Awards under SECTION 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code
Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of SECTION 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code
Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  PARACHUTE LIMITATIONS.

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

16.  REQUIREMENTS OF LAW.

     16.1. GENERAL.

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     16.2. RULE 16B-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION.

     17.1. CHANGES IN STOCK.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company or the issuance of any shares of Stock under any Company benefit plan shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

     17.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND WHICH DOES NOT CONSTITUTE A CORPORATE TRANSACTION.

     Subject to SECTION 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and which does not constitute a Corporate Transaction (as defined in SECTION 2.8 above), any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     17.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH CONSTITUTES A CORPORATE TRANSACTION.

     Subject to the exceptions set forth in the last sentence of this SECTION
17.3 and the last sentence of SECTION 17.4:

          (i) upon the occurrence of a Corporate Transaction (as defined in SECTION 2.8 above), all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Corporate Transaction, and

          (ii) either of the following two actions shall be taken:

               (A) fifteen days prior to the scheduled consummation of the Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

               (B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

     With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders. This SECTION 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs and Restricted Stock theretofore granted, or for the substitution for such Options, SARs and Restricted Stock for new common stock options and stock appreciation rights and new common stock restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

     17.4. ADJUSTMENTS.

     Adjustments under this SECTION 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in SECTIONS 17.1, 17.2 and 17.3.

     17.5. NO LIMITATIONS ON COMPANY.

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.  GENERAL PROVISIONS.

     18.1. POOLING.

     In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

     18.2. DISCLAIMER OF RIGHTS.

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

     18.3. NONEXCLUSIVITY OF THE PLAN.

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

     18.4. WITHHOLDING TAXES.

     The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this SECTION
18.4 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

     18.5. BOOK ENTRY.

     Notwithstanding any other provision of this Plan to the contrary, the Company may, in its discretion, use the book entry method for recording Stock issuances in lieu of issuing stock certificates.

     18.6. CAPTIONS.

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

     18.7. OTHER PROVISIONS.

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

     18.8. NUMBER AND GENDER.

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

     18.9. SEVERABILITY.

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     18.10. GOVERNING LAW.

     The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of North Carolina, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

                                    *  *  *

       To record adoption of the Plan by the Board as of March 26, 2001.

                                                                      APPENDIX C

--------------------------------------------------------------------------------

                            CT COMMUNICATIONS, INC.

                       2001 EMPLOYEE STOCK PURCHASE PLAN

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
1.      DEFINITIONS.........................................................   C-1
2.      SHARES SUBJECT TO THE PLAN..........................................   C-1
3.      ADMINISTRATION......................................................   C-2
4.      INTERPRETATION......................................................   C-2
5.      ELIGIBLE EMPLOYEES..................................................   C-2
6.      PARTICIPATION IN THE PLAN...........................................   C-2
7.      OFFERINGS...........................................................   C-2
8.      OFFERING PERIODS AND PURCHASE PERIODS...............................   C-2
9.      RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.....................   C-2
10.     TIMING OF PURCHASE..................................................   C-3
11.     PURCHASE LIMITATION.................................................   C-3
12.     ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES..............   C-3
13.     WITHHOLDING OF TAXES................................................   C-3
14.     ACCOUNT STATEMENTS..................................................   C-4
15.     PARTICIPATION ADJUSTMENT............................................   C-4
16.     CHANGES IN ELECTIONS TO PURCHASE....................................   C-4
        a.      Ceasing Payroll Deductions or Periodic Payments.............   C-4
        b.      Decreasing Payroll Deductions During a Purchase Period......   C-4
        c.      Modifying Payroll Deductions or Periodic Payments at the
                Start of an Offering Period.................................   C-4
17.     TERMINATION OF EMPLOYMENT...........................................   C-4
18.     LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY..................   C-4
19.     FAILURE TO MAKE PERIODIC CASH PAYMENTS..............................   C-5
20.     TERMINATION OF PARTICIPATION........................................   C-5
21.     ASSIGNMENT..........................................................   C-5
22.     APPLICATION OF FUNDS................................................   C-6
23.     NO RIGHT TO CONTINUED EMPLOYMENT....................................   C-6
24.     AMENDMENT OF PLAN...................................................   C-6
25.     TERM AND TERMINATION OF THE PLAN....................................   C-6
26.     EFFECT OF CHANGES IN CAPITALIZATION.................................   C-6
        a.      Changes in Stock............................................   C-6
        b.      Reorganization in Which the Company Is the Surviving
                Corporation.................................................   C-7
        c.      Reorganization in Which the Company Is Not the Surviving
                Corporation, Sale of Assets or Stock, and other Corporate
                Transactions................................................   C-7
        d.      Adjustments.................................................   C-7
        e.      No Limitations on Company...................................   C-7
27.     GOVERNMENTAL REGULATION.............................................   C-7
28.     SHAREHOLDER RIGHTS..................................................   C-7
29.     RULE 16b-3..........................................................   C-8
30.     PAYMENT OF PLAN EXPENSES............................................   C-8

                            CT COMMUNICATIONS, INC.
                       2001 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors of the Company has adopted this Employee Stock Purchase Plan to enable eligible employees of the Company and its Participating Affiliates, through payroll deductions or other cash contributions, to purchase shares of the Company's Common Stock. The Plan is for the benefit of the employees of the Company and any Participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its Participating Affiliates. The provisions of the Plan are set forth below:

1.   DEFINITIONS.

     1.1.  "BOARD" means the Board of Directors of the Company.

     1.2.  "CODE" means the Internal Revenue Code of 1986, as amended.

     1.3. "COMMITTEE" means a committee of, and designated from time to time by resolution of, the Board.

     1.4.  "COMMON STOCK" means the Company's common stock.

     1.5. "COMPANY" means CT Communications, Inc., a North Carolina corporation.

     1.6. "EFFECTIVE DATE" means March 26, 2001, the date the Plan is approved by the Board.

     1.7. "FAIR MARKET VALUE" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the exchange or market selected by the Board if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

     1.8. "OFFERING PERIOD" means the period determined by the Committee pursuant to SECTION 8 during which payroll deductions or other cash payments are accumulated for the purpose of purchasing Common Stock under the Plan.

     1.9. "PARTICIPATING AFFILIATE" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder).

     1.10. "PLAN" means the CT Communications, Inc. 2001 Employee Stock Purchase Plan.

     1.11. "PURCHASE PERIOD" means the period designated by the Committee on the last trading day of which purchases of Common Stock are made under the Plan.

     1.12. "PURCHASE PRICE" means the purchase price of each share of Common Stock purchased under the Plan.

2.   SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in SECTION 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is five hundred thousand (500,000). The shares issuable under the Plan may, in the discretion of the Board, be authorized but unissued shares, treasury shares, or shares purchased on the open market.

3.   ADMINISTRATION.

     The Plan shall be administered under the direction of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

4.   INTERPRETATION.

     It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Code, and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

5.   ELIGIBLE EMPLOYEES.

     Any employee of the Company or any of its Participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is for less than three months in any calendar year; (b) an employee whose customary employment is 20 hours or less per week; and (c) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular Participating Affiliate.

6.   PARTICIPATION IN THE PLAN.

     An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Human Resources Department of the Company. The form will authorize: (i) payment of the Purchase Price by payroll deductions, and if authorized by the Committee, payment of the Purchase Price by means of periodic cash payments from participating employees, and (ii) the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of an Offering Period.

7.   OFFERINGS.

     At the time an eligible employee submits his or her election to participate in the Plan (as provided in SECTION 6 above), the employee shall elect to have deductions made from his or her pay on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. Pursuant to SECTION 6 above, the Committee shall also have the authority to authorize in the election form the payment for shares of Common Stock through cash payments from participating employees. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with SECTIONS 16 through 20 below.

8.   OFFERING PERIODS AND PURCHASE PERIODS.

     The Offering Periods and Purchase Periods shall be determined by the Committee. The first Offering Period under the Plan shall commence on the date determined by the Committee. Each Offering Period shall consist of one or more Purchase Periods, as determined by the Committee.

9.   RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

     Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. The Purchase Price of each share of Common Stock shall be determined by the Committee; provided, however, that the Purchase Price shall not be less than the lesser of

85 percent of the Fair Market Value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of the Purchase Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock.

10.  TIMING OF PURCHASE.

     Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in SECTIONS 16 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Purchase Period (except as provided in SECTION 16 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in SECTION 15 below and subject to adjustment under SECTION 26 below. Effective upon the last trading day of the Purchase Period, a participating employee will become a shareholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights (except as provided in SECTION 12) incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's shareholders in accordance with SECTION 25 below.

11.  PURCHASE LIMITATION.

     Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its Participating Affiliates shares of Common Stock having an aggregate Fair Market Value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. In addition, the Committee or the Board may impose a limit on the number of shares or the value of shares that an employee may purchase in each Offering or Purchase Period; provided, that, such limitations shall be imposed prior to the start of the relevant Offering or Purchase Period.

12.  ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES.

     On the last trading day of the Purchase Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Purchase Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Board. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. The Committee shall have the right to require that a participating employee may not request that all or part of the shares of Common Stock be reissued in the employee's own name and the stock certificates delivered to the employee until two years have elapsed since the first day of the Offering Period in which the shares were purchased and one year has elapsed since the day the shares were purchased (the "Section 423 Holding Period"). The Committee shall also have the right to require that all sales of shares during the Section 423 Holding Period applicable to such shares be performed through a licensed broker acceptable to the Company.

13.  WITHHOLDING OF TAXES.

     To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

14.  ACCOUNT STATEMENTS.

     The Company will cause the Agent to deliver to each participating employee a statement for each Purchase Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Purchase Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Purchase Period.

15.  PARTICIPATION ADJUSTMENT.

     If in any Purchase Period the number of unsold shares that may be made available for purchase under the Plan pursuant to SECTION 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to SECTION 10 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

16.  CHANGES IN ELECTIONS TO PURCHASE.

     A.  CEASING PAYROLL DEDUCTIONS OR PERIODIC PAYMENTS.

        A participating employee may, no later than five days prior to the last trading day of the Purchase Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

               (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

               (ii) Subject to the consent of the Committee, withdraw the amount in such employee's account and terminate such employee's option to purchase.

     B.  DECREASING PAYROLL DEDUCTIONS DURING A PURCHASE PERIOD.

        A participating employee may decrease his or her rate of contribution once during a Purchase Period, but not below $10.00 per pay period, by delivering to the Company a new form regarding election to participate in the Plan under SECTION 6 above.

     C. MODIFYING PAYROLL DEDUCTIONS OR PERIODIC PAYMENTS AT THE START OF AN OFFERING PERIOD.

        Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under SECTION 6 above.

17.  TERMINATION OF EMPLOYMENT.

     In the event a participating employee leaves the employ of the Company or a Participating Affiliate for any reason, the amount in the employee's account will be distributed to the employee (or his representative in the case of death) and the employee's option to purchase will terminate; provided, that, the Committee may, in lieu of distributing the employee's account, permit the employee to reduce his or her option to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account.

18.  LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.

     Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

     If such employee returns to active service prior to the last day of the Purchase Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Purchase Period, elect:

     (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

     (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

     (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

     A participating employee on lay-off, authorized leave of absence or disability on the last day of the Purchase Period shall deliver written notice to his or her employer on or before the last day of the Purchase Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and
(c) of this SECTION 18. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Purchase Period, whichever is earlier, the employee shall be deemed to have elected SUBSECTION 18(C) above.

     If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Purchase Period, and the employee shall not resume active employment with the Company or a Participating Affiliate, the employee shall receive a distribution in accordance with the provisions of SECTION 17 of this Plan.

19.  FAILURE TO MAKE PERIODIC CASH PAYMENTS.

     Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan by the participating employee.

20.  TERMINATION OF PARTICIPATION.

     A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in SECTION 25 below, or (b) the employee ceases to be eligible to participate in the Plan under SECTION 5 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

21.  ASSIGNMENT.

     No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.  APPLICATION OF FUNDS.

     All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

23.  NO RIGHT TO CONTINUED EMPLOYMENT.

     Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its Participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its Participating Affiliates to terminate the employee's employment at any time.

24.  AMENDMENT OF PLAN.

     The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in SECTION 9 above used in calculating the Purchase Price); provided, however, that without approval of the shareholders of the Company no amendment shall be made (a) increasing the number of shares specified in SECTION 1 above that may be made available for purchase under the Plan (except as provided in SECTION 26 below) or (b) changing the eligibility requirements for participating in the Plan. No amendment may be made that impairs the vested rights of participating employees.

25.  TERM AND TERMINATION OF THE PLAN.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the shareholders of the Company; provided, however, that upon approval of the Plan by the shareholders of the Company, all rights to purchase shares granted under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan on or before one year after the Effective Date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to
SECTION 1 above have been issued.

26.  EFFECT OF CHANGES IN CAPITALIZATION.

     A.  CHANGES IN STOCK.

        If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of the Common Stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which rights are outstanding under the Plan, and
(ii) the Purchase Price per share.

     B.  REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION.

        Subject to SUBSECTION 26(C), if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

     C. REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION, SALE OF ASSETS OR STOCK, AND OTHER CORPORATE TRANSACTIONS.

        Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period and the Purchase Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with SECTION 12 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees at least ten (10) days prior to the date upon which the Plan will be terminated.

     D.  ADJUSTMENTS.

        Adjustments under this SECTION 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

     E.  NO LIMITATIONS ON COMPANY.

        The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.  GOVERNMENTAL REGULATION.

     The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.  SHAREHOLDER RIGHTS.

     Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its shareholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29.  RULE 16B-3.

     Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.  PAYMENT OF PLAN EXPENSES.

     The Company will bear all costs of administering and carrying out the Plan.

                                    *  *  *

     This Plan was duly adopted and approved by the Board of the Company on the 26th day of March, 2001.

                            - FOLD AND DETACH HERE -

COMMON STOCK
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            CT COMMUNICATIONS, INC.

                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 26, 2001

    KNOW ALL MEN BY THESE PRESENT, that the undersigned shareholder of CT COMMUNICATIONS, INC., a North Carolina corporation (the "Company"), hereby constitutes and appoints Michael R. Nash and Barry R. Rubens, attorneys and proxies with full power of substitution, for and on behalf of the undersigned to act and vote as indicated below, according to the number of shares of the Company's Common Stock held of record by the undersigned on March 20, 2001, and as fully as the undersigned would be entitled to act and vote if personally present at the Annual Meeting of Shareholders to be held at the Company's Customer Care Center, 2000 Progress Place, Northeast, Concord, North Carolina, at 9:00 a.m., local time, April 26, 2001, and any adjournment or postponement thereof (the "Annual Meeting"), as follows:

(1) Election of directors.

[ ] FOR electing the three nominees listed below for terms expiring in 2004.
[ ] WITHHOLD AUTHORITY to vote for election of all nominees listed below.

(Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, strike a line through the nominee's name in the list below.)

                               John R. Boger, Jr.
                                William A. Coley
                                  Tom E. Smith

(2) Approval of the Company's 2001 Stock Incentive Plan.

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

(3) Approval of the Company's 2001 Employee Stock Purchase Plan.

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

(4) Ratification of the appointment of KPMG LLP as independent public accountants of the Company for 2001.

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

(5) In their discretion, the proxies are authorized to act and vote upon any other business which may properly be brought before said meeting or any adjournment or postponement thereof.

                            - FOLD AND DETACH HERE -

    The undersigned hereby ratifies and confirms all that said attorneys and proxies or any of them lawfully do or cause to be done by virtue hereof. A majority of said attorneys and proxies who shall be present and acting as such at the Annual Meeting or any adjournment or postponement thereof, or if only one such attorney and proxy be present and acting, then that one, shall have and may exercise all powers hereby conferred.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4.

                                             The undersigned hereby acknowledges
                                             receipt of the Notice of Annual
                                             Meeting of Shareholders, dated
                                             April 2, 2001, and the proxy
                                             materials furnished therewith.

                                             Dated this __ day of _______, 2001.

                                             ___________________________________
                                                                          (SEAL)
                                             ___________________________________
                                                                          (SEAL)

                                             NOTE: Signature should agree with
                                             name on stock certificate as
                                             printed on this proxy card. When
                                             shares are held by joint tenants,
                                             both should sign. Executors,
                                             administrators, trustees and other
                                             fiduciaries, and persons signing on
                                             behalf of corporations or
                                             partnerships, should so indicate
                                             when signing.

                                             PLEASE MARK, DATE, SIGN AND RETURN
                                              THIS PROXY PROMPTLY. THANK YOU.